UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03897)

Exact name of registrant as specified in charter: Putnam U.S. Government Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2009

Date of reporting period: October 1, 2008— September 30, 2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGSIX

Putnam U.S. Government Income Trust

Annual report 9|30|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
U.S. Government
Income Trust

Annual report
9 | 30 | 09

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	8
Your fund’s expenses	9
Terms and definitions	11
Trustee approval of management contract	12
Other information for shareholders	19
Financial statements	19
Federal tax information	46
About the Trustees	47
Officers	51

Message from the Trustees

Dear Fellow Shareholder:

The nearly 60% advance in the S&P 500 Index from March through September ranks as the most concentrated period of growth in the stock market since just after the Great Depression. Aggressive stimulus efforts by governments worldwide appear to have saved the financial system from collapse and helped foster this historic market rebound.

Investors, however, should prepare for the possibility of this rapid ascent leveling off in coming quarters. The U.S. economy is improving, but headwinds remain. High public and private debt levels, as well as consumer spending held back by high unemployment and still-low housing prices, may result in a slower economic rebound.

We are pleased to report that many Putnam mutual funds have delivered significantly better results over the past year. This reflects the intense efforts of an investment team infused with new talent, new leadership, and a determination to excel. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund

Seeking opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBSs).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBSs with the goal of maximizing income. However, investing in MBSs carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBSs are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust, which currently holds most of its assets in MBSs.

As a consequence of the credit crisis that gripped financial markets in 2007 and 2008, Fannie Mae and Freddie Mac were placed under conservatorship by their regulator, the Federal Housing Finance Agency, and were given a line of credit with the U.S. Treasury. By seeking opportunities among MBSs, your fund’s managers seek higher returns than Treasuries can typically offer, but with less volatility than stocks.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Understanding mortgage-related securities

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation): Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBSs that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Collateralized mortgage obligations (CMOs): CMOs are structured mortgage-backed securities that use pools of MBSs, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

Mortgage-backed securities have historically delivered solid returns, with fewer ups and downs along the way than stocks.

2	3

Performance and
portfolio snapshots

Average annual total return (%) comparison as of 9/30/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

“As the government reduces and ultimately
removes its unprecedented stimulus program,
and the Fed ends its near-zero rate policy, a
period of uncertainty will likely follow.”

Rob Bloemker, Portfolio Manager, Putnam U.S. Government Income Trust

Allocations are represented as a percentage of portfolio market value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

Portfolio composition as of 9/30/09

Interview with your
fund’s portfolio manager

Rob Bloemker

Rob, how did Putnam U.S. Government Income Trust perform for the period?

The fund performed exceptionally well, beating both its benchmark and its Lipper peer group average. Specifically, the fund returned 19.92% versus 9.32% for the Barclays Capital GNMA Index, and 9.87% for Lipper GNMA Funds.

How would you characterize the environment in the government bond market during the period?

The period began amid the aftermath of the September 2008 liquidation of investment bank Lehman Brothers, which weighed on the fixed-income markets for several months. Lehman’s collapse had an extreme effect on the credit sectors. Investors lost so much confidence in credit ratings that they avoided securities with any type of credit risk and flocked to the safety of U.S. Treasury bonds. Across all market sectors, yield spreads widened, in many cases, to historically unprecedented levels versus Treasuries, as investors demanded increasingly higher premiums for assuming any type of credit risk. In addition, forced selling by broker/ dealers and hedge funds that relied heavily on leverage to hold their positions punished all levels of risk indiscriminately; it didn’t matter if a security was rated Aaa or Caa [well below investment grade], every sector widened to extreme spread levels versus Treasuries.

As the Lehman fallout occurred, the federal government initiated a series of policy measures designed to stabilize the markets, beginning with the Troubled Asset Relief Program [TARP] in October 2008. In the ensuing months, the government remained aggressive, with the Fed [the Federal Reserve Board] purchasing tens of billions of dollars’ worth of mortgage and Treasury bonds to lower the cost of home financing, while keeping short-term interest rates near zero.

Credit markets improved steadily during the period’s second half. Despite the lingering effects of the financial crisis, the financial-system backdrop continued to enjoy broad-based improvement. Near the end of the period, the Fed signaled that it would begin to phase out some of its unconventional lending facilities created during the height of the crisis. At the same time, the Fed indicated its intention to hold short-term rates near zero for “an extended period,” while continuing its plan to purchase nearly $1.5 trillion of government-agency bonds and mortgage-backed securities [MBSs].

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/09. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 11.

IN THE NEWS

It is an interest rate for the record books. The Federal Reserve Board, which is responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds target rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been resting at an all-time low of near 0% as the government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. The Federal Reserve Bank of New York began experimenting in October with reverse repurchase agreements, which would, in effect, raise rates, but stressed that “no inference should be drawn about the timing of monetary policy tightening.”

Why was the fund able to outperform its benchmark and Lipper peer group average by such a wide margin?

Two factors drove the fund’s outperformance: favorable term-structure trades and a large out-of-benchmark position in collateralized mortgage obligations [CMOs]. In the early months of 2009, large banks and other mortgage lenders became very active in the MBS market. Mortgage lenders are required to keep their MBS portfolios hedged. When interest rates change significantly, as was the case in early 2009, mortgage lenders must adjust their hedges to keep the overall durations of their MBS portfolios within certain ranges. [Duration is a key measure of the price sensitivity of a bond portfolio to changes in interest rates.] Because investment flows in the MBS market were abnormally low at the time, investors with capital to deploy could provide liquidity and benefit as the lenders’ trading activity pushed prices up. We took advantage of this opportunity by using derivative securities to take positions at various points along the yield curve, which rose in value as lenders executed their hedging transactions. [The yield curve is a graphical representation of the difference in yields between shorter- and longer-term bonds.]

During the summer, as private investors returned to the MBS market and liquidity began to improve, the fund’s CMO holdings, which had fallen victim to forced selling during the liquidity crisis, rebounded sharply. CMOs are structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors. The CMOs held by the fund were structured from pools backed by government-sponsored enterprises Fannie Mae and Freddie Mac and therefore carried implicit backing by the U.S. government. We held these securities for a long time, waiting for the market environment to stabilize while collecting what we considered to be safe cash flows from government-backed

Credit quality overview

Credit qualities are shown as a percentage of portfolio value as of 9/30/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

securities. We were gratified that our patience was amply rewarded during this period.

Lastly, the fund’s maturity composition shifted substantially during the period’s second half. This change resulted primarily from removing positions that were designed to benefit from a steeper yield curve, as our expectations for further steepening receded during the final months of the period.

What is your outlook for the government bond market, and how will it affect your positioning of Putnam U.S. Government Income Trust?

As the government reduces and ultimately removes its unprecedented stimulus program, and the Fed ends its near-zero rate policy, a period of uncertainty will likely follow as investors assess policymakers’ effectiveness in winding down these measures. The anticipated aftermath of the stimulus — large fiscal deficits in the United States and many other countries —will create another level of uncertainty.

The Fed has been the single-largest investor in mortgage-backed securities in 2009. The government’s massive level of investment has pushed yields on government-agency MBSs and Treasuries to much lower levels than would have been the case in a more normal market environment. Consequently, investors are concerned that MBS and Treasury yields will rise as the Fed concludes its purchasing program in the early months of 2010. From our perspective, however, higher MBS yields likely will lead to slower mortgage prepayment rates, and we have positioned the fund to benefit should that occur.

Lastly, at period-end, average yield spreads on our CMO holdings versus Treasuries were still relatively high on a historical basis. As a result, we believe these securities may offer further appreciation potential in the months to come, barring an unforeseen disruption in the market environment.

Thank you for speaking with us today, Rob.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report that effective June 2009, your fund’s dividend was increased from $0.050 to $0.055 per share. This dividend increase was made possible due to increased interest income resulting from higher yields on interest-only (IO) securities and other mortgage-backed securities. IOs are securities derived from the interest portion of underlying mortgages.

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He has a B.S. and a B.A. from Washington University. Rob joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Daniel Choquette and Michael Salm.

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2009, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	7.29%	7.12%	6.42%	6.42%	6.47%	6.47%	6.95%	6.82%	7.00%	7.44%

10 years	77.88	70.82	65.37	65.37	64.76	64.76	73.48	67.86	72.49	82.04
Annual average	5.93	5.50	5.16	5.16	5.12	5.12	5.66	5.32	5.60	6.17

5 years	34.56	29.20	29.84	27.84	29.26	29.26	32.84	28.56	32.07	35.93
Annual average	6.12	5.26	5.36	5.03	5.27	5.27	5.84	5.15	5.72	6.33

3 years	27.18	22.11	24.59	21.59	24.07	24.07	26.23	22.10	25.49	27.84
Annual average	8.34	6.89	7.60	6.73	7.45	7.45	8.07	6.88	7.86	8.53

1 year	19.92	15.11	19.15	14.15	18.75	17.75	19.57	15.66	19.20	19.97

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge) Cumulative total return from 9/30/99 to 9/30/09

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,537 and $16,476, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,786 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $17,249 and $18,204, respectively.

Comparative index returns For periods ended 9/30/09

		Lipper GNMA Funds
	Barclays Capital GNMA Index	category average*

Annual average (life of fund)	8.52%	7.55%

10 years	84.28	72.72
Annual average	6.30	5.61

5 years	32.39	28.14
Annual average	5.77	5.08

3 years	23.02	21.28
Annual average	7.15	6.64

1 year	9.32	9.87

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/09, there were 64, 57, 56, 41, and 7 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.620		$0.525	$0.524	$0.591		$0.587	$0.654

Capital gains	—		—	—	—		—	—

Total	$0.620		$0.525	$0.524	$0.591		$0.587	$0.654

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/08	$12.68	$13.21	$12.62	$12.66	$12.68	$13.11	$12.64	$12.64

9/30/09	14.50	15.10	14.44	14.44	14.49	14.98	14.40	14.42

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	4.55%	4.37%	3.82%	3.82%	4.31%	4.17%	4.33%	4.83%

Current 30-day SEC yield [2,3]	N/A	3.39%	2.82%	2.79%	N/A	3.19%	3.28%	3.78%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 9/30/08*	0.92%	1.63%	1.67%	1.16%	1.17%	0.67%

Total annual operating expenses for the fiscal year
ended 9/30/08	1.01%	1.72%	1.76%	1.25%	1.26%	0.76%

Annualized expense ratio for the six-month period
ended 9/30/09†	1.45%	2.15%	2.20%	1.69%	1.70%	1.20%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through July 31, 2010.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.24% of average net assets for the six months ended September 30, 2009.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam U.S. Government Income Trust from April 1, 2009, to September 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.78	$11.53	$11.78	$9.07	$9.11	$6.44

Ending value (after expenses)	$1,141.60	$1,138.90	$1,136.20	$1,140.30	$1,138.50	$1,142.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/09. The expense ratio may differ for each share class.

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2009, use the following calculation method. To find the value of your investment on April 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.33	$10.86	$11.11	$8.54	$8.59	$6.07

Ending value (after expenses)	$1,017.80	$1,014.29	$1,014.04	$1,016.60	$1,016.55	$1,019.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/09. The expense ratio may differ for each share class.

Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

BoA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2009. In addition, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), to be effective January 30, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements (and the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 69th percentile in management fees and in the 54th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in

favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper GNMA Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	93rd

Three-year period	92nd

Five-year period	87th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 64, 58 and 57 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees called a shareholder meeting for each of the funds for November 19, 2009 and recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent

Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam U.S. Government Income Trust	0.412%	0.504%	(0.092)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The

Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place).

In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2009, Putnam employees had approximately $308,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam U.S. Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust (the “fund”), including the fund’s portfolio, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 16, 2009

The fund’s portfolio 9/30/09

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (68.0%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (59.3%)
Government National Mortgage
Association Adjustable Rate Mortgages
4 5/8s, July 20, 2026	$38,399	$38,315

Government National Mortgage
Association Graduated Payment Mortgages
13 1/4s, December 20, 2014	12,758	15,111
12 3/4s, with due dates from
December 15, 2013 to July 20, 2014	23,407	27,125
12 1/4s, with due dates from
February 15, 2014 to March 15, 2014	34,442	39,613
11 1/4s, with due dates from
September 15, 2015 to January 15, 2016	56,173	65,134
9 1/4s, with due dates from
April 15, 2016 to May 15, 2016	20,905	23,367

Government National Mortgage
Association Pass-Through Certificates
8 1/2s, December 15, 2019	9,618	10,722
8s, October 15, 2009	136	136
7 1/2s, October 20, 2030	177,368	193,825
7s, with due dates from
September 15, 2010 to August 15, 2012	234,399	242,603
6 1/2s, with due dates from
August 20, 2023 to November 20, 2037	173,459,035	185,227,175
6 1/2s, TBA, October 1, 2039	74,000,000	78,555,625
6s, with due dates from
November 15, 2023 to October 15, 2033	859,062	917,729
5 1/2s, with due dates from
March 15, 2033 to October 15, 2035	7,821,206	8,267,260
5s, TBA, October 1, 2039	302,000,000	312,522,828
4 1/2s, TBA, October 1, 2039	183,000,000	185,716,415

		771,862,983
U.S. Government Agency Mortgage Obligations (8.7%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from June 1, 2021 to
October 1, 2021	643,754	690,073
5 1/2s, with due dates from June 1, 2014
to May 1, 2020	480,216	514,076
5s, with due dates from May 1, 2034 to
June 1, 2037	505,165	524,919

Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from
January 1, 2030 to May 1, 2030	36,695	40,375
7s, with due dates from
September 1, 2028 to December 1, 2035	1,744,427	1,914,045
7s, with due dates from
November 1, 2012 to January 1, 2015	80,108	85,284
6 1/2s, with due dates from
September 1, 2032 to September 1, 2037	140,304	150,769
6 1/2s, with due dates from
February 1, 2014 to February 1, 2017	335,971	358,823
6 1/2s, TBA, October 1, 2039	6,000,000	6,410,625
6s, with due dates from
March 1, 2037 to September 1, 2037	466,595	493,899
6s, with due dates from
July 1, 2016 to January 1, 2022	1,946,601	2,085,077
5 1/2s, with due dates from
March 1, 2037 to February 1, 2039	12,786,516	13,403,875
5 1/2s, with due dates from
January 1, 2012 to April 1, 2021	1,480,799	1,582,661
5 1/2s, TBA, October 1, 2039	1,000,000	1,046,016

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (68.0%)* cont.	amount	Value

Federal National Mortgage Association
Pass-Through Certificates
5s, with due dates from
January 1, 2029 to January 1, 2039	$30,284,370	$31,330,714
5s, May 1, 2021	26,245	27,782
4 1/2s, September 1, 2039	504,853	512,110
4 1/2s, TBA, November 1, 2039	12,000,000	12,112,969
4 1/2s, TBA, October 1, 2039	39,000,000	39,499,688

		112,783,780

Total U.S. government and agency
mortgage obligations (cost $871,147,214)		$884,646,763

U.S. GOVERNMENT AGENCY	Principal
OBLIGATIONS (0.8%)*	amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$5,850,000	$6,041,642

Freddie Mac 6 7/8s, September 15, 2010	4,112,000	4,360,718

Total U.S. government agency obligations
(cost $10,064,993)		$10,402,360

U.S. TREASURY	Principal
OBLIGATIONS (4.2%)*	amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014	$790,000	$863,723
4s, February 15, 2014	15,220,000	16,466,733
1 3/8s, September 15, 2012	37,215,000	37,152,490
Total U.S. treasury obligations (cost $52,947,930)		$54,482,946

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)*	amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$501,000	$495,719
FRB Ser. 05-1, Class A5, 5.237s, 2042	710,000	703,013
Ser. 05-6, Class A2, 5.165s, 2047	1,093,000	1,097,539
Ser. 04-4, Class A6, 4.877s, 2042	60,000	56,847

Commercial Mortgage Pass-Through
Certificates FRB Ser. 04-LB3A,
Class A5, 5.459s, 2037	40,000	39,788

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
5.626s, 2035	34,693,708	3,512,738
Ser. 06-R1, Class AS, IO,
5.61s, 2036	4,053,113	400,245
Ser. 05-R3, Class AS, IO,
5.557s, 2035	3,636,727	361,400
FRB Ser. 06-R2, Class AS, IO,
5.452s, 2036	6,882,831	666,774
IFB Ser. 05-R2, Class 1AS, IO,
5.283s, 2035	26,642,278	2,597,622

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.003s, 2039	441,000	445,117

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C3, Class A5, 5.113s, 2036	259,000	253,459
FRB Ser. 05-C5, Class A4, 5.1s, 2038	99,000	94,554
Ser. 04-C3, Class A3, 4.302s, 2036	182,305	181,961

Fannie Mae
IFB Ser. 07-75, Class JS, 50.39s, 2037	554,400	881,312
IFB Ser. 06-62, Class PS, 38.423s, 2036	1,729,233	2,583,074
IFB Ser. 07-30, Class FS, 28.687s, 2037	670,269	922,866
IFB Ser. 06-49, Class SE, 28.015s, 2036	638,995	884,746
IFB Ser. 05-25, Class PS, 27.077s, 2035	113,407	155,909
IFB Ser. 06-115, Class ES, 25.575s, 2036	738,250	1,007,334
IFB Ser. 05-74, Class CP, 23.847s, 2035	2,138,941	2,854,588
IFB Ser. 06-8, Class HP, 23.664s, 2036	1,773,086	2,377,389
IFB Ser. 05-99, Class SA, 23.664s, 2035	1,232,708	1,619,137

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Fannie Mae
IFB Ser. 05-106, Class JC, 19.36s, 2035	$1,505,750	$1,876,722
IFB Ser. 05-83, Class QP, 16.754s, 2034	891,925	1,062,494
FRB Ser. 03-W6, Class PT1,
10.195s, 2042	1,072,911	1,232,172
Ser. 02-T4, Class A4, 9 1/2s, 2041	325	374
Ser. 04-T3, Class PT1, 8.896s, 2044	182,980	211,971
IFB Ser. 03-44, Class SI, IO, 7.754s, 2033	5,156,427	854,229
IFB Ser. 06-90, Class SE, IO, 7.554s, 2036	1,143,751	201,222
Ser. 02-26, Class A2, 7 1/2s, 2048	296,728	325,845
Ser. 05-W3, Class 1A, 7 1/2s, 2045	5,965	6,550
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	3,703	4,131
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	1,018	1,118
Ser. 04-W14, Class 2A, 7 1/2s, 2044	384	421
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	2,839	3,168
Ser. 04-W2, Class 5A, 7 1/2s, 2044	32,732	36,517
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	611,763	682,498
Ser. 03-W1, Class 2A, 7 1/2s, 2042	723,249	806,875
Ser. 03-W4, Class 4A, 7 1/2s, 2042	2,798	3,122
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	7,052	7,868
Ser. 02-T16, Class A3, 7 1/2s, 2042	6,326	7,058
Ser. 02-T19, Class A3, 7 1/2s, 2042	390,884	436,080
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	2,081	2,322
Ser. 02-W6, Class 2A, 7 1/2s, 2042	45,755	50,908
Ser. 2002-W8, Class A3, 7 1/2s, 2042	472	527
Ser. 02-W4, Class A5, 7 1/2s, 2042	5,079	5,651
Ser. 02-W1, Class 2A, 7 1/2s, 2042	4,247	4,663
Ser. 02-14, Class A2, 7 1/2s, 2042	427,811	477,276
Ser. 02-T4, Class A3, 7 1/2s, 2041	495,621	552,927
Ser. 02-T6, Class A2, 7 1/2s, 2041	10,090	11,256
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,114,920	1,243,832
Ser. 01-T8, Class A1, 7 1/2s, 2041	5,100	5,562
Ser. 01-T7, Class A1, 7 1/2s, 2041	15,363	16,756
Ser. 01-T3, Class A1, 7 1/2s, 2040	884,165	964,292
Ser. 01-T1, Class A1, 7 1/2s, 2040	4,799,440	5,354,376
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,798,232	2,003,344
Ser. 02-33, Class A2, 7 1/2s, 2032	1,814,045	2,023,794
Ser. 00-T6, Class A1, 7 1/2s, 2030	925,421	1,016,228
Ser. 02-W7, Class A5, 7 1/2s, 2029	775	865
Ser. 01-T4, Class A1, 7 1/2s, 2028	2,492,924	2,781,168
Ser. 02-26, Class A1, 7s, 2048	2,234,701	2,446,997
Ser. 04-W12, Class 1A3, 7s, 2044	1,300,721	1,415,185
Ser. 04-T2, Class 1A3, 7s, 2043	824,689	903,034
Ser. 03-W3, Class 1A2, 7s, 2042	758,594	830,661
Ser. 02-14, Class A1, 7s, 2042	240	263
Ser. 01-T10, Class A1, 7s, 2041	1,555,245	1,702,993
Ser. 01-W3, Class A, 7s, 2041	72,445	79,328
Ser. 05-W4, Class 1A3, 7s, 2035	409	448
IFB Ser. 05-113, Class AI, IO,
6.984s, 2036	394,134	62,128
IFB Ser. 06-125, Class SM, IO,
6.954s, 2037	5,455,579	683,093
IFB Ser. 06-43, Class SU, IO,
6.954s, 2036	2,492,008	323,164
IFB Ser. 06-34, Class SK, IO,
6.954s, 2036	11,881,807	1,453,383
IFB Ser. 06-24, Class QS, IO,
6.954s, 2036	11,502,345	1,795,631
IFB Ser. 04-W2, Class 1A3S, IO,
6.904s, 2044	736,619	51,563
IFB Ser. 06-79, Class DI, IO,
6.904s, 2036	2,885,684	378,346
IFB Ser. 06-60, Class SI, IO,
6.904s, 2036	4,799,290	655,823
IFB Ser. 06-60, Class UI, IO,
6.904s, 2036	959,771	139,402
IFB Ser. 04-24, Class CS, IO,
6.904s, 2034	850,465	122,005

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Fannie Mae
IFB Ser. 04-40, Class KS, IO,
6.804s, 2034	$17,736,544	$2,714,933
IFB Ser. 05-65, Class KI, IO,
6.754s, 2035	4,423,444	574,296
IFB Ser. 08-20, Class SA, IO,
6.744s, 2038	7,041,760	891,921
IFB Ser. 05-48, Class SM, IO,
6.554s, 2034	2,059,895	242,862
IFB Ser. 07-50, Class SK, IO,
6.514s, 2037	6,358,268	722,935
IFB Ser. 07-54, Class CI, IO,
6.514s, 2037	1,446,000	198,638
IFB Ser. 07-30, Class WI, IO,
6.514s, 2037	3,301,076	368,334
IFB Ser. 08-34, Class SM, IO,
6.504s, 2038	5,446,343	603,828
IFB Ser. 07-58, Class SP, IO,
6.504s, 2037	1,348,373	210,417
IFB Ser. 07-28, Class SE, IO,
6.504s, 2037	1,682,460	228,221
IFB Ser. 07-24, Class SD, IO,
6.504s, 2037	1,982,187	229,775
IFB Ser. 06-79, Class SI, IO,
6.504s, 2036	7,227,576	833,466
IFB Ser. 05-90, Class GS, IO,
6.504s, 2035	407,830	54,625
IFB Ser. 05-90, Class SP, IO,
6.504s, 2035	3,790,797	409,537
IFB Ser. 05-12, Class SC, IO,
6.504s, 2035	1,640,923	202,035
IFB Ser. 05-18, Class SK, IO,
6.504s, 2035	411,809	38,928
IFB Ser. 07-30, Class IE, IO,
6.494s, 2037	4,861,450	741,809
IFB Ser. 06-123, Class CI, IO,
6.494s, 2037	3,755,265	463,587
IFB Ser. 07-57, Class SC, IO,
6.484s, 2037	30,377,595	3,256,098
IFB Ser. 05-82, Class SY, IO,
6.484s, 2035	9,496,724	1,082,850
IFB Ser. 06-127, Class SG, IO,
6.474s, 2036	55,035,472	5,833,557
IFB Ser. 06-126, Class CS, IO,
6.454s, 2037	276,124	36,264
IFB Ser. 06-43, Class JS, IO,
6.454s, 2036	16,839,039	2,269,229
IFB Ser. 06-31, Class SX, IO,
6.454s, 2036	3,597,319	533,299
IFB Ser. 06-32, Class SI, IO,
6.454s, 2036	33,638,927	3,930,236
IFB Ser. 06-33, Class JS, IO,
6.454s, 2036	2,593,833	317,076
IFB Ser. 06-36, Class SP, IO,
6.454s, 2036	8,201,994	930,706
IFB Ser. 06-23, Class SP, IO,
6.454s, 2036	1,949,728	251,671
IFB Ser. 06-16, Class SM, IO,
6.454s, 2036	1,217,998	183,870
IFB Ser. 06-8, Class HL, IO,
6.454s, 2036	12,102,560	1,856,049
IFB Ser. 05-95, Class CI, IO,
6.454s, 2035	2,916,781	402,662
IFB Ser. 05-84, Class SG, IO,
6.454s, 2035	4,615,782	610,761
IFB Ser. 05-57, Class NI, IO,
6.454s, 2035	835,218	111,423
IFB Ser. 06-3, Class SB, IO,
6.454s, 2035	9,328,721	1,296,412

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Fannie Mae
IFB Ser. 05-57, Class DI, IO,
6.454s, 2035	$2,058,909	$227,917
IFB Ser. 05-104, Class SI, IO,
6.454s, 2033	25,791,346	3,059,367
IFB Ser. 05-83, Class QI, IO,
6.444s, 2035	808,434	138,044
IFB Ser. 06-128, Class GS, IO,
6.434s, 2037	1,575,106	211,666
IFB Ser. 05-73, Class SD, IO,
6.434s, 2035	333,027	56,911
IFB Ser. 06-114, Class IS, IO,
6.404s, 2036	1,833,154	235,042
IFB Ser. 06-51, Class SP, IO,
6.404s, 2036	16,725,641	2,224,176
IFB Ser. 06-115, Class IE, IO,
6.394s, 2036	1,412,647	178,976
IFB Ser. 06-117, Class SA, IO,
6.394s, 2036	2,127,919	272,384
IFB Ser. 06-109, Class SG, IO,
6.384s, 2036	1,287,709	136,580
IFB Ser. 05-51, Class WS, IO,
6.384s, 2035	101,638	13,445
IFB Ser. 06-109, Class SH, IO,
6.374s, 2036	2,000,564	304,958
IFB Ser. 06-116, Class S, IO,
6.354s, 2036	1,886,815	217,332
IFB Ser. 06-104, Class IC, IO,
6.354s, 2036	1,796,212	242,525
IFB Ser. 06-103, Class SB, IO,
6.354s, 2036	3,635,753	437,639
IFB Ser. 06-43, Class SI, IO,
6.354s, 2036	399,169	47,445
IFB Ser. 06-36, Class PS, IO,
6.354s, 2036	140,094	17,414
IFB Ser. 06-8, Class JH, IO,
6.354s, 2036	6,719,571	863,196
IFB Ser. 09-12, Class CI, IO,
6.354s, 2036	955,611	130,298
IFB Ser. 05-122, Class SG, IO,
6.354s, 2035	1,246,961	158,202
IFB Ser. 05-122, Class SW, IO,
6.354s, 2035	1,884,073	228,877
IFB Ser. 06-101, Class SA, IO,
6.334s, 2036	6,081,598	701,512
IFB Ser. 06-92, Class JI, IO,
6.334s, 2036	931,121	116,449
IFB Ser. 06-92, Class LI, IO,
6.334s, 2036	2,098,129	276,410
IFB Ser. 06-96, Class ES, IO,
6.334s, 2036	1,078,548	128,242
IFB Ser. 06-99, Class AS, IO,
6.334s, 2036	127,721	15,071
IFB Ser. 06-17, Class SI, IO,
6.334s, 2036	5,156,440	600,261
IFB Ser. 06-60, Class YI, IO,
6.324s, 2036	3,947,657	582,161
IFB Ser. 06-95, Class SH, IO,
6.304s, 2036	2,180,364	244,560
IFB Ser. 06-86, Class SB, IO,
6.304s, 2036	3,629,907	492,361
IFB Ser. 06-42, Class CI, IO,
6.304s, 2036	46,425,348	4,971,690
IFB Ser. 07-92, Class KS, IO,
6.254s, 2037	15,217,795	1,630,203
IFB Ser. 09-12, Class AI, IO,
6.254s, 2037	6,536,916	798,615
IFB Ser. 07-15, Class NI, IO,
6.254s, 2022	2,308,463	244,127

MORTGAGE-BACKED	Principal

SECURITIES (37.9%)* cont.	amount	Value
Fannie Mae
IFB Ser. 07-109, Class XI, IO,
6.204s, 2037	$1,187,654	$187,994
IFB Ser. 07-30, Class LI, IO,
6.194s, 2037	2,833,376	327,170
IFB Ser. 07-30, Class OI, IO,
6.194s, 2037	6,557,268	800,446
IFB Ser. 07-89, Class SA, IO,
6.184s, 2037	6,274,580	707,145
IFB Ser. 07-54, Class IA, IO,
6.164s, 2037	2,117,952	267,703
IFB Ser. 07-54, Class IB, IO,
6.164s, 2037	2,117,952	267,703
IFB Ser. 07-54, Class IC, IO,
6.164s, 2037	2,117,952	267,703
IFB Ser. 07-54, Class ID, IO,
6.164s, 2037	2,117,952	267,703
IFB Ser. 07-54, Class IE, IO,
6.164s, 2037	2,117,952	267,703
IFB Ser. 07-54, Class IF, IO,
6.164s, 2037	3,148,019	361,581
IFB Ser. 07-54, Class UI, IO,
6.164s, 2037	2,335,174	305,768
IFB Ser. 07-15, Class CI, IO,
6.134s, 2037	7,051,265	810,825
IFB Ser. 06-124, Class SC, IO,
6.134s, 2037	1,211,403	131,763
IFB Ser. 06-115, Class JI, IO,
6.134s, 2036	4,982,289	578,942
IFB Ser. 09-43, Class SB, IO,
6.084s, 2039	379,312	54,070
IFB Ser. 06-123, Class LI, IO,
6.074s, 2037	3,382,500	377,149
IFB Ser. 07-81, Class IS, IO,
6.054s, 2037	2,598,558	283,996
IFB Ser. 08-11, Class SC, IO,
6.034s, 2038	461,990	53,831
IFB Ser. 07-39, Class AI, IO,
5.874s, 2037	3,621,311	371,981
IFB Ser. 07-32, Class SD, IO,
5.864s, 2037	2,484,573	273,594
IFB Ser. 07-30, Class UI, IO,
5.854s, 2037	2,076,526	223,260
IFB Ser. 07-32, Class SC, IO,
5.854s, 2037	3,296,808	393,543
IFB Ser. 07-1, Class CI, IO,
5.854s, 2037	2,332,925	286,430
IFB Ser. 05-74, Class NI, IO,
5.834s, 2035	12,652,838	1,839,128
IFB Ser. 09-12, Class DI, IO,
5.784s, 2037	711,788	79,386
IFB Ser. 04-46, Class PJ, IO,
5.754s, 2034	15,990,214	1,831,999
Ser. 06-W2, Class 1AS, IO,
5.707s, 2036	3,987,687	408,738
IFB Ser. 07-75, Class ID, IO,
5.624s, 2037	1,820,336	211,245
Ser. 383, Class 18, IO, 5 1/2s, 2038	803,127	113,867
Ser. 383, Class 19, IO, 5 1/2s, 2038	730,560	103,703
Ser. 383, Class 6, IO, 5 1/2s, 2037	621,261	92,897
Ser. 383, Class 7, IO, 5 1/2s, 2037	612,472	85,463
Ser. 383, Class 20, IO, 5 1/2s, 2037	462,799	69,060
Ser. 363, Class 2, IO, 5 1/2s, 2035	60,918,436	11,212,800
Ser. 356, Class 14, IO, 5 1/2s, 2035	7,280,009	1,069,820
Ser. 348, Class 7, IO, 5 1/2s, 2033	6,941,005	1,160,341
Ser. 334, Class 5, IO, 5 1/2s, 2033	6,821,013	1,056,351
Ser. 07-W1, Class 1AS, IO,
5.457s, 2046	13,542,924	1,311,971

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Fannie Mae
IFB Ser. 09-3, Class SE, IO,
5.254s, 2037	$2,478,324	$221,983
Ser. 385, Class 3, IO, 5s, 2038	1,564,003	222,734
Ser. 359, Class 7, IO, 5s, 2036	13,470,418	2,114,645
Ser. 353, Class 2, IO, 5s, 2034	19,767,029	3,793,293
Ser. 339, Class 1, IO, 5s, 2033	15,622,204	2,002,407
Ser. 337, Class 2, IO, 5s, 2033	15,217,068	2,819,913
Ser. 03-W12, Class 2, IO,
2.218s, 2043	22,097,477	1,444,585
Ser. 03-W12, Class 1IO2, IO,
1.983s, 2043	15,675,395	832,755
Ser. 98-W2, Class X, IO, 1 1/4s, 2028	7,700,533	274,331
Ser. 98-W5, Class X, IO, 1.214s, 2028	3,300,041	117,564
Ser. 06-26, Class NB, 1s, 2036	792,154	737,149
FRB Ser. 07-80, Class F, 0.946s, 2037	1,503,878	1,490,089
FRB Ser. 06-3, Class FY, 0.746s, 2036	582,150	574,964
FRB Ser. 05-51, Class CF, 0.546s, 2035	40,407	40,421
FRB Ser. 07-95, Class A1, 0.496s, 2036	6,206,415	6,118,470
FRB Ser. 07-95, Class A2, 0.496s, 2036	44,500,000	41,922,560
FRB Ser. 07-95, Class A3, 0.496s, 2036	13,676,000	11,823,996
FRB Ser. 07-101, Class A2, 0.496s, 2036	16,499,285	16,018,001
Ser. 03-W1, Class 2A, IO,
0.205s, 2042	11,355,572	141,945
FRB Ser. 05-115, Class DF, 0.161s, 2033	185,424	184,221
Ser. 07-64, Class LO, PO, zero %, 2037	114,448	99,556
Ser. 07-14, Class KO, PO, zero %, 2037	100,618	86,016
Ser. 06-125, Class OX, PO, zero %, 2037	63,161	56,578
Ser. 06-84, Class OT, PO, zero %, 2036	55,407	49,297
Ser. 06-56, Class XF, zero %, 2036	189,176	157,788
Ser. 06-45, Class MO, PO, zero %, 2036	77,074	63,089
Ser. 06-45, Class OW, PO, zero %, 2036	102,525	99,478
Ser. 06-46, Class OC, PO, zero %, 2036	59,838	53,482
Ser. 06-47, Class VO, PO, zero %, 2036	341,171	292,029
Ser. 06-48, Class LO, PO, zero %, 2036	54,708	51,375
Ser. 06-53, PO, zero %, 2036	181,725	181,006
Ser. 06-37, Class ON, PO, zero %, 2036	225,229	205,231
Ser. 06-62, Class KO, PO, zero %, 2036	59,028	56,125
Ser. 05-108, PO, zero %, 2035	158,722	151,499
Ser. 05-110, Class KO, PO, zero %, 2035	89,214	79,383
Ser. 05-103, Class OA, PO, zero %, 2035	383,000	341,213
Ser. 05-63, PO, zero %, 2035	50,709	48,761
Ser. 05-50, Class LO, PO, zero %, 2035	69,514	64,384
Ser. 07-94, Class KO, PO, zero %, 2034	41,976	39,679
Ser. 08-37, Class DO, PO, zero %, 2033	652,645	515,413
Ser. 06-59, Class QC, PO, zero %, 2033	312,971	300,782
Ser. 04-61, Class JO, PO, zero %, 2032	676,477	603,330
Ser. 326, Class 1, PO, zero %, 2032	971,569	854,163
Ser. 03-23, Class QO, PO, zero %, 2032	152,564	143,740
Ser. 318, Class 1, PO, zero %, 2032	366,207	324,600
Ser. 04-61, Class CO, PO, zero %, 2031	2,007,853	1,976,727
Ser. 314, Class 1, PO, zero %, 2031	1,753,173	1,572,757
FRB Ser. 07-76, Class SF, zero %, 2037	90,687	90,564
FRB Ser. 06-115, Class SN, zero %, 2036	1,066,860	1,035,487
FRB Ser. 06-104, Class EK, zero %, 2036	65,806	63,242
FRB Ser. 06-14, Class DF, zero %, 2036	60,888	60,064
FRB Ser. 05-117, Class GF, zero %, 2036	184,466	170,738
FRB Ser. 05-79, Class FE, zero %, 2035	241,333	219,704
FRB Ser. 05-57, Class UL, zero %, 2035	40,178	39,650
FRB Ser. 05-45, Class FG, zero %, 2035	648,385	584,604
FRB Ser. 05-36, Class QA, zero %, 2035	23,249	22,046
FRB Ser. 05-77, Class HF, zero %, 2034	114,487	113,099
FRB Ser. 06-9, Class FG, zero %, 2033	275,623	261,527
FRB Ser. 06-1, Class HF, zero %, 2032	168,813	147,584
IFB Ser. 06-75, Class FY, zero %, 2036	302,528	301,625

Federal Home Loan Mortgage Corp. Structured
Pass Through Securities Ser. T-8, Class A9, IO,
0.443s, 2028	4,687,585	67,384

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	$37,489	$41,414
IFB Ser. T-56, Class 2ASI, IO,
7.854s, 2043	1,032,419	167,768
Ser. T-60, Class 1A3, 7 1/2s, 2044	6,388	7,117
Ser. T-59, Class 1A3, 7 1/2s, 2043	2,763	3,016
Ser. T-57, Class 1A3, 7 1/2s, 2043	5,175	5,765
Ser. T-51, Class 2A, 7 1/2s, 2042	225,116	245,729
Ser. T-41, Class 3A, 7 1/2s, 2032	4,690	5,225
Ser. T-55, Class 1A2, 7s, 2043	1,841,003	2,019,925
Ser. T-59, Class 1AX, IO, 0.269s, 2043	9,686,190	78,700
Ser. T-48, Class A2, IO, 0.212s, 2033	13,237,537	111,692
FRB Ser. T-54, Class 2A, IO,
0.151s, 2043	5,488,915	25,778

Freddie Mac
IFB Ser. 3408, Class EK, 24.814s, 2037	1,103,739	1,423,402
IFB Ser. 2979, Class AS, 23.381s, 2034	512,115	645,765
IFB Ser. 3065, Class DC, 19.13s, 2035	1,771,766	2,220,394
IFB Ser. 3105, Class SI, IO,
18.993s, 2036	1,930,475	831,764
IFB Ser. 3012, Class UP, 18.53s, 2035	62,410	74,461
IFB Ser. 3031, Class BS, 16.117s, 2035	2,271,864	2,785,651
IFB Ser. 3489, Class SD, IO,
7.557s, 2032	2,279,992	302,363
IFB Ser. 3184, Class SP, IO,
7.107s, 2033	2,161,082	255,987
IFB Ser. 3110, Class SP, IO,
7.057s, 2035	4,504,414	715,436
IFB Ser. 3156, Class PS, IO,
7.007s, 2036	2,482,040	371,760
IFB Ser. 3149, Class LS, IO,
6.957s, 2036	6,302,481	1,055,792
IFB Ser. 3119, Class PI, IO,
6.957s, 2036	1,942,141	322,318
IFB Ser. 2882, Class NS, IO,
6.957s, 2034	1,880,760	224,074
IFB Ser. 2882, Class LS, IO,
6.957s, 2034	275,197	38,172
IFB Ser. 3200, Class SB, IO,
6.907s, 2036	6,158,698	758,074
IFB Ser. 3149, Class SE, IO,
6.907s, 2036	1,862,310	284,524
IFB Ser. 3151, Class SI, IO,
6.907s, 2036	10,213,837	1,559,605
IFB Ser. 3157, Class SA, IO,
6.907s, 2036	5,712,719	853,423
IFB Ser. 2779, Class YS, IO,
6.907s, 2033	186,106	20,998
IFB Ser. 2752, Class XS, IO,
6.907s, 2030	25,335,029	2,032,657
IFB Ser. 3203, Class SH, IO,
6.897s, 2036	1,278,669	194,672
IFB Ser. 3208, Class PS, IO,
6.857s, 2036	39,260,442	5,602,281
IFB Ser. 2835, Class AI, IO,
6.857s, 2034	1,315,490	188,918
IFB Ser. 2594, Class SE, IO,
6.807s, 2030	2,238,991	177,632
IFB Ser. 2828, Class TI, IO,
6.807s, 2030	1,396,884	158,645
IFB Ser. 3410, Class SD, IO,
6.757s, 2038	9,857,457	1,272,598
IFB Ser. 3397, Class GS, IO,
6.757s, 2037	1,226,528	158,796
IFB Ser. 3287, Class SD, IO,
6.507s, 2037	2,407,684	322,199
IFB Ser. 3281, Class BI, IO,
6.507s, 2037	1,146,100	144,575

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3281, Class CI, IO,
6.507s, 2037	$131,821	$16,210
IFB Ser. 3510, Class ID, IO,
6.507s, 2037	1,828,515	216,588
IFB Ser. 3249, Class SI, IO,
6.507s, 2036	1,033,383	138,736
IFB Ser. 3028, Class ES, IO,
6.507s, 2035	4,667,676	664,318
IFB Ser. 3042, Class SP, IO,
6.507s, 2035	1,712,291	233,520
IFB Ser. 3316, Class SA, IO,
6.487s, 2037	1,446,456	172,579
IFB Ser. 2981, Class AS, IO,
6.477s, 2035	1,777,820	207,098
IFB Ser. 3287, Class SE, IO,
6.457s, 2037	5,499,335	730,422
IFB Ser. 3136, Class NS, IO,
6.457s, 2036	4,161,793	538,328
IFB Ser. 3122, Class DS, IO,
6.457s, 2036	1,892,605	280,378
IFB Ser. 3123, Class LI, IO,
6.457s, 2036	2,811,866	411,657
IFB Ser. 3107, Class DC, IO,
6.457s, 2035	15,253,872	2,235,485
IFB Ser. 2935, Class SX, IO,
6.457s, 2035	17,753,718	1,796,499
IFB Ser. 2950, Class SM, IO,
6.457s, 2016	857,686	91,319
IFB Ser. 3256, Class S, IO,
6.447s, 2036	2,353,684	276,598
IFB Ser. 3031, Class BI, IO,
6.447s, 2035	1,604,471	274,102
IFB Ser. 3244, Class SB, IO,
6.417s, 2036	1,590,968	184,473
IFB Ser. 3249, Class SM, IO,
6.407s, 2036	4,106,938	513,039
IFB Ser. 3236, Class IS, IO,
6.407s, 2036	2,928,395	404,489
IFB Ser. 3240, Class SM, IO,
6.407s, 2036	4,095,229	489,233
IFB Ser. 3147, Class SD, IO,
6.407s, 2036	7,172,775	824,589
IFB Ser. 3398, Class SI, IO,
6.407s, 2036	6,563,726	755,419
IFB Ser. 3067, Class SI, IO,
6.407s, 2035	7,327,500	1,039,806
IFB Ser. 3114, Class TS, IO,
6.407s, 2030	9,233,745	1,115,436
IFB Ser. 3128, Class JI, IO,
6.387s, 2036	4,938,182	588,138
IFB Ser. 3240, Class S, IO,
6.377s, 2036	5,563,052	652,602
IFB Ser. 3065, Class DI, IO,
6.377s, 2035	1,218,337	161,545
IFB Ser. 3210, Class S, IO,
6.357s, 2036	2,100,963	214,886
IFB Ser. 3145, Class GI, IO,
6.357s, 2036	4,166,615	543,585
IFB Ser. 3114, Class GI, IO,
6.357s, 2036	1,721,694	229,383
IFB Ser. 3114, Class IP, IO,
6.357s, 2036	2,002,200	228,611
IFB Ser. 3510, Class IB, IO,
6.357s, 2036	2,871,073	428,622
IFB Ser. 3218, Class AS, IO,
6.337s, 2036	1,901,384	232,153
IFB Ser. 3221, Class SI, IO,
6.337s, 2036	2,279,637	281,809

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3485, Class SI, IO,
6.307s, 2036	$8,268,789	$1,113,227
IFB Ser. 3153, Class QI, IO,
6.307s, 2036	6,907,145	1,011,344
IFB Ser. 3346, Class SC, IO,
6.307s, 2033	147,641,011	18,220,377
IFB Ser. 3346, Class SB, IO,
6.307s, 2033	63,535,607	7,811,703
IFB Ser. 3349, Class AS, IO,
6.257s, 2037	6,124,372	712,142
IFB Ser. 3510, Class IA, IO,
6.257s, 2037	1,914,249	211,448
IFB Ser. 3201, Class SG, IO,
6.257s, 2036	3,112,475	360,176
IFB Ser. 3203, Class SE, IO,
6.257s, 2036	2,666,913	294,641
IFB Ser. 3171, Class PS, IO,
6.242s, 2036	466,560	54,817
IFB Ser. 3171, Class ST, IO,
6.242s, 2036	5,029,315	590,945
IFB Ser. 3510, Class CI, IO,
6.237s, 2037	6,041,785	707,131
IFB Ser. 3152, Class SY, IO,
6.237s, 2036	3,083,605	396,367
IFB Ser. 3510, Class DI, IO,
6.237s, 2035	4,670,781	566,052
IFB Ser. 3181, Class PS, IO,
6.227s, 2036	1,551,074	206,929
IFB Ser. 3284, Class BI, IO,
6.207s, 2037	1,868,879	225,829
IFB Ser. 3199, Class S, IO,
6.207s, 2036	1,311,340	152,168
IFB Ser. 3284, Class LI, IO,
6.197s, 2037	3,746,837	426,765
IFB Ser. 3281, Class AI, IO,
6.187s, 2037	5,323,119	627,330
IFB Ser. 3261, Class SA, IO,
6.187s, 2037	14,223,729	1,643,125
IFB Ser. 3012, Class UI, IO,
6.177s, 2035	2,696,744	320,249
IFB Ser. 3311, Class IA, IO,
6.167s, 2037	2,925,329	339,865
IFB Ser. 3311, Class IB, IO,
6.167s, 2037	2,925,329	339,865
IFB Ser. 3311, Class IC, IO,
6.167s, 2037	2,925,329	339,865
IFB Ser. 3311, Class ID, IO,
6.167s, 2037	2,925,329	339,865
IFB Ser. 3311, Class IE, IO,
6.167s, 2037	4,141,519	481,162
IFB Ser. 3510, Class AS, IO,
6.167s, 2037	2,141,132	262,117
IFB Ser. 3265, Class SC, IO,
6.167s, 2037	4,338,913	480,014
IFB Ser. 3240, Class GS, IO,
6.137s, 2036	3,485,907	388,818
IFB Ser. 3257, Class SI, IO,
6.077s, 2036	1,489,933	175,357
IFB Ser. 3225, Class EY, IO,
6.047s, 2036	10,586,803	1,058,257
IFB Ser. 3225, Class JY, IO,
6.047s, 2036	6,477,172	701,089
IFB Ser. 3502, Class DS, IO,
5.907s, 2039	3,779,241	281,703
IFB Ser. 3339, Class TI, IO,
5.897s, 2037	2,735,696	290,586
IFB Ser. 3284, Class CI, IO,
5.877s, 2037	5,342,002	569,137

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Freddie Mac
IFB Ser. 3510, Class IC, IO,
5.837s, 2037	$4,730,596	$502,531
IFB Ser. 3012, Class IG, IO,
5.837s, 2035	10,792,431	1,570,677
IFB Ser. 3309, Class SG, IO,
5.827s, 2037	6,037,222	628,475
IFB Ser. 2965, Class SA, IO,
5.807s, 2032	1,869,787	191,709
IFB Ser. 3510, Class BI, IO,
5.787s, 2037	4,408,947	478,459
IFB Ser. 3397, Class SQ, IO,
5.727s, 2037	514,578	51,401
IFB Ser. 248, IO, 5 1/2s, 2037	1,029,327	164,531
FRB Ser. 2718, Class FN, 1.743s, 2033	19,086	19,085
FRB Ser. 2634, Class LF, 1.561s, 2033	239,290	237,074
FRB Ser. 3291, Class DF, 1.343s, 2037	5,745,329	5,590,923
FRB Ser. 3190, Class FL, 1.043s, 2032	725,174	720,237
FRB Ser. 3059, Class FD, 0.961s, 2035	103,830	103,111
FRB Ser. 3035, Class NF, 0.961s, 2035	264,959	262,398
FRB Ser. 3350, Class FK, 0.843s, 2037	598,082	589,295
FRB Ser. 3192, Class FE, 0.843s, 2036	360,698	360,698
FRB Ser. 3237, Class FT, 0.761s, 2036	416,010	415,889
FRB Ser. 3069, Class DF, 0.761s, 2035	29,363	29,367
FRB Ser. 3069, Class FO, 0.643s, 2035	239,645	238,636
FRB Ser. 3006, Class FA, 0.643s, 2034	456,644	452,662
FRB Ser. 3232, Class FG, 0.543s, 2036	336,181	334,124
Ser. 3369, Class BO, PO, zero %, 2037	72,600	63,638
Ser. 3327, Class IF, IO, zero %, 2037	514,095	5,408
Ser. 3331, Class GO, PO, zero %, 2037	307,777	283,138
Ser. 3374, Class DO, PO, zero %, 2037	100,000	89,916
Ser. 246, PO, zero %, 2037	261,997	236,862
Ser. 3316, Class GO, PO, zero %, 2037	139,220	137,163
Ser. 3324, PO, zero %, 2037	77,107	75,461
Ser. 3439, Class AO, PO, zero %, 2037	730,166	623,796
Ser. 3391, PO, zero %, 2037	135,415	113,777
Ser. 3292, Class DO, PO, zero %, 2037	63,907	56,450
Ser. JO, Class 3284, PO, zero %, 2037	42,261	41,623
Ser. 3300, PO, zero %, 2037	1,051,090	893,919
Ser. 3252, Class LO, PO, zero %, 2036	161,085	140,202
Ser. 3245, Class OC, PO, zero %, 2036	261,245	242,934
Ser. 3314, PO, zero %, 2036	486,083	432,254
Ser. 3226, Class YO, PO, zero %, 2036	323,857	322,844
Ser. 3230, Class UO, PO, zero %, 2036	21,146	20,446
Ser. 3206, Class EO, PO, zero %, 2036	56,874	50,780
Ser. 3184, PO, zero %, 2036	149,349	147,378
Ser. 3238, Class OA, PO, zero %, 2036	4,586	4,582
Ser. 3337, Class OA, PO, zero %, 2036	3,419	3,417
Ser. 3174, PO, zero %, 2036	209,219	195,382
Ser. 3175, Class MO, PO, zero %, 2036	505,027	429,894
Ser. 3176, Class YO, PO, zero %, 2036	138,069	135,596
Ser. 3157, Class GO, PO, zero %, 2036	237,786	230,288
Ser. 3210, PO, zero %, 2036	61,921	52,735
Ser. 3142, PO, zero %, 2036	112,838	110,091
Ser. 3145, Class GK, PO, zero %, 2036	188,705	148,857
Ser. 3124, Class DO, PO, zero %, 2036	221,793	205,396
Ser. 3133, PO, zero %, 2036	36,971	36,907
Ser. 3106, PO, zero %, 2036	169,587	167,965
Ser. 3081, Class HO, PO, zero %, 2035	97,594	93,644
Ser. 3084, Class ON, PO, zero %, 2035	147,616	139,557
Ser. 3089, Class QO, PO, zero %, 2035	209,891	198,267
Ser. 3067, PO, zero %, 2035	190,261	176,483
Ser. 3075, PO, zero %, 2035	281,114	240,988
Ser. 3078, PO, zero %, 2035	171,684	155,521
Ser. 3046, PO, zero %, 2035	150,037	131,580
Ser. 3155, Class AO, PO, zero %, 2035	159,374	142,827
Ser. 2984, Class BO, PO, zero %, 2035	133,297	129,751
Ser. 2989, Class WO, PO, zero %, 2035	41,262	38,587

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Freddie Mac
Ser. 2975, Class QO, PO, zero %, 2035	$11,720	$10,710
Ser. 2980, PO, zero %, 2035	69,518	66,702
Ser. 2981, Class CO, PO, zero %, 2035	73,019	66,137
Ser. 2962, Class BO, PO, zero %, 2035	35,151	31,973
Ser. 2947, Class AO, PO, zero %, 2035	54,545	46,261
Ser. 2951, Class JO, PO, zero %, 2035	31,965	29,514
Ser. 2985, Class CO, PO, zero %, 2035	166,554	142,103
Ser. 3055, Class CO, PO, zero %, 2035	33,698	26,884
Ser. 3008, PO, zero %, 2034	382,566	362,143
Ser. 2978, Class EO, PO, zero %, 2034	79,060	76,309
Ser. 2858, Class MO, PO, zero %, 2034	69,505	66,958
Ser. 2824, Class CO, PO, zero %, 2034	129,941	125,522
Ser. 2825, Class OB, PO, zero %, 2034	145,149	143,209
Ser. 2825, Class OC, PO, zero %, 2034	18,067	17,837
Ser. 2808, PO, zero %, 2034	27,896	27,872
Ser. 3073, Class TO, PO, zero %, 2034	94,502	92,104
Ser. 2684, Class TO, PO, zero %, 2033	1,178,000	814,787
Ser. 2692, Class TO, PO, zero %, 2033	160,977	130,252
Ser. 2663, Class CO, PO, zero %, 2033	461,274	404,538
Ser. 2777, Class OE, PO, zero %, 2032	225,000	184,729
Ser. 2587, Class CO, PO, zero %, 2032	184,487	177,186
Ser. 201, PO, zero %, 2029	1,077,678	935,582
FRB Ser. 3343, Class QF, zero %, 2037	217,539	201,331
FRB Ser. 3349, Class DO, zero %, 2037	162,403	160,199
FRB Ser. 3338, Class WA, zero %, 2037	13,466	13,321
FRB Ser. 3299, Class FD, zero %, 2037	264,194	258,225
FRB Ser. 3304, Class UF, zero %, 2037	415,000	403,122
FRB Ser. 3289, Class SF, zero %, 2037	392,842	392,959
FRB Ser. 3326, Class XF, zero %, 2037	378,577	370,442
FRB Ser. 3326, Class YF, zero %, 2037	1,086,476	1,073,096
FRB Ser. 3263, Class TA, zero %, 2037	205,538	193,910
FRB Ser. 3283, Class HF, zero %, 2036	7,663	7,608
FRB Ser. 3168, Class AT, zero %, 2036	29,422	29,394
FRB Ser. 3171, Class BU, zero %, 2036	15,419	15,246
FRB Ser. 3231, Class X, zero %, 2036	251,279	248,741
FRB Ser. 3140, Class KF, zero %, 2036	56,805	55,977
FRB Ser. 3147, Class SF, zero %, 2036	95,590	93,563
FRB Ser. 3123, Class FY, zero %, 2036	36,438	34,857
FRB Ser. 3117, Class AF, zero %, 2036	107,757	100,071
FRB Ser. 3072, Class TJ, zero %, 2035	65,031	55,254
FRB Ser. 3092, Class FA, zero %, 2035	223,395	206,806
FRB Ser. 3047, Class BD, zero %, 2035	323,665	302,637
FRB Ser. 3052, Class TJ, zero %, 2035	38,373	32,929
FRB Ser. 3326, Class WF, zero %, 2035	2,353,056	2,250,581
FRB Ser. 3030, Class CF, zero %, 2035	639,094	566,088
FRB Ser. 3033, Class YF, zero %, 2035	372,898	363,223
FRB Ser. 3036, Class AS, zero %, 2035	129,097	117,936
FRB Ser. 3025, Class XA, zero %, 2035	344,025	311,558
FRB Ser. 3052, Class TM, zero %, 2035	35,420	34,480
FRB Ser. 3251, Class TP, zero %, 2035	316,117	289,103
FRB Ser. 3263, Class AE, zero %, 2035	210,952	210,541
FRB Ser. 3273, Class TJ, zero %, 2035	103,159	98,602
FRB Ser. 3003, Class XF, zero %, 2035	122,255	116,939
FRB Ser. 2984, Class FL, zero %, 2035	123,568	114,654
FRB Ser. 3127, Class TO, zero %, 2035	23,965	23,748
FRB Ser. 2958, Class TP, zero %, 2035	38,117	36,057
FRB Ser. 2963, Class TW, zero %, 2035	250,660	239,012
FRB Ser. 2958, Class FB, zero %, 2035	73,371	69,010
FRB Ser. 3137, Class TF, zero %, 2034	21,362	21,154
FRB Ser. 2947, Class GF, zero %, 2034	294,406	281,621
FRB Ser. 3025, Class FD, zero %, 2034	76,438	75,033

Government National Mortgage Association
IFB Ser. 06-34, Class SA, 38.063s, 2036	3,204,165	4,621,960
IFB Ser. 07-44, Class SP, 35.133s, 2036	3,159,245	4,169,638
IFB Ser. 07-35, Class KS, 26.387s, 2037	2,072,018	2,615,858
IFB Ser. 07-16, Class PS, 22.413s, 2037	2,448,672	3,042,549
IFB Ser. 07-19, Class AS, 22.361s, 2033	2,954,232	3,445,069

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 08-47, Class S, IO,
7.459s, 2038	$2,528,927	$323,700
IFB Ser. 04-59, Class SC, IO,
6.959s, 2034	1,166,678	167,102
IFB Ser. 05-68, Class SN, IO,
6.958s, 2034	687,193	76,031
IFB Ser. 04-47, Class SY, IO,
6.819s, 2034	368,877	43,882
IFB Ser. 04-96, Class KS, IO,
6.754s, 2034	317,857	44,500
IFB Ser. 06-16, Class GS, IO,
6.744s, 2036	266,274	29,828
IFB Ser. 04-5, Class PS, IO,
6.704s, 2033	3,686,000	594,920
IFB Ser. 07-35, Class TY, IO,
6.654s, 2035	1,270,599	93,846
IFB Ser. 07-36, Class SW, IO,
6.654s, 2035	17,898,286	993,767
IFB Ser. 04-70, Class SP, IO,
6.654s, 2034	251,988	33,388
IFB Ser. 07-26, Class SL, IO,
6.559s, 2037	21,021,693	2,727,741
IFB Ser. 07-26, Class SM, IO,
6.559s, 2037	17,238,022	2,159,812
IFB Ser. 07-26, Class SN, IO,
6.559s, 2037	12,425,138	1,594,693
IFB Ser. 07-22, Class S, IO,
6.554s, 2037	1,849,967	213,338
IFB Ser. 07-14, Class SB, IO,
6.554s, 2037	17,464,310	1,747,653
IFB Ser. 07-8, Class SH, IO,
6.554s, 2037	2,150,234	276,305
IFB Ser. 07-6, Class SB, IO,
6.554s, 2037	29,079,257	2,890,594
IFB Ser. 05-18, Class S, IO,
6.554s, 2035	460,265	60,516
IFB Ser. 05-77, Class CS, IO,
6.554s, 2032	336,464	30,229
IFB Ser. 07-35, Class PY, IO,
6.509s, 2037	36,281,589	4,889,851
IFB Ser. 05-3, Class SC, IO,
6.509s, 2035	6,401,350	818,673
IFB Ser. 07-51, Class SJ, IO,
6.504s, 2037	2,019,558	207,772
IFB Ser. 04-104, Class IS, IO,
6.504s, 2034	418,189	48,786
IFB Ser. 07-58, Class PS, IO,
6.454s, 2037	2,023,240	183,819
IFB Ser. 06-25, Class SI, IO,
6.454s, 2036	142,293	16,542
IFB Ser. 07-37, Class SU, IO,
6.449s, 2037	564,585	73,492
IFB Ser. 07-40, Class SG, IO,
6.434s, 2037	14,459,127	1,327,926
IFB Ser. 07-40, Class SN, IO,
6.434s, 2037	12,393,750	1,138,242
IFB Ser. 07-37, Class YS, IO,
6.429s, 2037	609,709	70,171
IFB Ser. 07-59, Class PS, IO,
6.424s, 2037	1,531,653	125,199
IFB Ser. 07-59, Class SP, IO,
6.424s, 2037	14,267,480	1,188,210
IFB Ser. 07-68, Class PI, IO,
6.404s, 2037	1,058,730	100,851
IFB Ser. 07-16, Class KU, IO,
6.404s, 2037	10,639,627	1,278,351
IFB Ser. 06-29, Class SN, IO,
6.404s, 2036	255,402	25,612

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 06-38, Class SG, IO,
6.404s, 2033	$21,215,151	$1,615,534
IFB Ser. 06-36, Class SN, IO,
6.364s, 2036	1,650,504	153,150
IFB Ser. 09-61, Class YS, IO,
6.359s, 2039 F	121,425,959	15,901,729
IFB Ser. 08-6, Class TI, IO,
6.359s, 2032	622,271	44,156
IFB Ser. 03-110, Class SP, IO,
6.359s, 2030	951,564	84,737
IFB Ser. 04-22, Class SE, IO,
6.354s, 2034	3,419,240	335,086
IFB Ser. 07-17, Class AI, IO,
6.309s, 2037	6,175,868	874,009
IFB Ser. 07-9, Class AI, IO,
6.259s, 2037	2,574,146	269,745
IFB Ser. 06-28, Class GI, IO,
6.254s, 2035	2,017,683	169,166
IFB Ser. 06-49, Class SA, IO,
6.214s, 2036	10,030,621	852,402
IFB Ser. 09-35, Class SP, IO,
6.159s, 2037	10,317,482	1,193,836
IFB Ser. 05-65, Class SI, IO,
6.104s, 2035	11,294,707	1,179,732
IFB Ser. 06-7, Class SB, IO,
6.074s, 2036	6,977,411	647,964
IFB Ser. 05-82, Class KS, IO,
6.054s, 2035	4,906,088	475,971
IFB Ser. 08-47, IO,
6.009s, 2037	12,352,473	1,439,835
IFB Ser. 07-17, Class IC, IO,
6.009s, 2037	1,708,852	204,442
IFB Ser. 07-17, Class IB, IO,
6.004s, 2037	1,261,053	167,745
IFB Ser. 06-10, Class SM, IO,
6.004s, 2036	9,394,440	908,724
IFB Ser. 06-14, Class S, IO,
6.004s, 2036	2,102,969	200,575
IFB Ser. 06-20, Class S, IO,
6.004s, 2036	9,263,513	800,775
IFB Ser. 06-11, Class ST, IO,
5.994s, 2036	1,248,994	117,543
IFB Ser. 07-25, Class KS, IO,
5.959s, 2037	622,232	57,301
IFB Ser. 07-21, Class S, IO,
5.959s, 2037	3,383,018	311,014
IFB Ser. 07-30, Class SH, IO,
5.954s, 2037	34,253,991	2,965,111
IFB Ser. 07-23, Class ST, IO,
5.954s, 2037	8,685,981	731,794
IFB Ser. 07-7, Class JI, IO,
5.954s, 2037	3,884,689	405,834
IFB Ser. 05-39, Class AS, IO,
5.954s, 2035	21,109,797	2,398,706
IFB Ser. 07-17, Class SI, IO,
5.947s, 2037	606,863	65,402
IFB Ser. 07-31, Class AI, IO,
5.939s, 2037	1,825,041	242,075
IFB Ser. 08-57, Class BI, IO,
5.924s, 2038	7,543,748	628,319
IFB Ser. 07-43, Class SC, IO,
5.859s, 2037	1,878,548	185,740
IFB Ser. 06-16, Class SJ, IO,
5.854s, 2036	634,680	57,178
IFB Ser. 05-27, Class SP, IO,
5.854s, 2035	662,843	70,142
IFB Ser. 04-87, Class SD, IO,
5.854s, 2034	581,525	64,828

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

Government National Mortgage Association
IFB Ser. 04-83, Class CS, IO,
5.834s, 2034	$991,514	$107,520
IFB Ser. 07-28, Class SB, IO,
5.804s, 2037	359,098	37,946
IFB Ser. 04-89, Class HS, IO,
5.754s, 2034	3,340,048	350,404
Ser. 08-30, PO, zero %, 2038	168,857	168,252
Ser. 08-31, Class TO, PO, zero %, 2038	48,240	47,111
Ser. 07-73, Class MO, PO, zero %, 2037	1,084,696	965,204
Ser. 07-36, Class YO, PO, zero %, 2037	397,990	340,592
Ser. 07-48, Class MO, PO, zero %, 2037	340,177	296,947
Ser. 06-36, Class MO, PO, zero %, 2036	43,255	43,198
Ser. 06-36, Class OD, PO, zero %, 2036	121,166	101,785
Ser. 06-14, PO, zero %, 2036	26,845	25,348
Ser. 07-18, PO, zero %, 2035	449,259	404,217
Ser. 07-18, Class CO, PO, zero %, 2035	629,309	570,411
Ser. 06-64, PO, zero %, 2034	92,550	81,256
FRB Ser. 07-73, Class KI, IO,
zero %, 2037	10,849,457	171,649
FRB Ser. 07-73, Class KM, zero %, 2037	1,085,195	1,032,762
FRB Ser. 07-49, Class CF, zero %, 2037	41,054	40,929
FRB Ser. 07-49, Class UF, zero %, 2037	71,502	71,301
FRB Ser. 07-35, Class QF, zero %, 2037	50,662	49,726
FRB Ser. 07-35, Class UF, zero %, 2037	219,585	212,425
FRB Ser. 07-35, Class VF, zero %, 2037	145,718	139,904
FRB Ser. 07-16, Class WF, zero %, 2037	350,205	346,122
FRB Ser. 07-16, Class YF, zero %, 2037	123,462	127,002
FRB Ser. 07-22, Class TA, zero %, 2037	68,799	68,040
FRB Ser. 06-56, Class YF, zero %, 2036	140,629	140,129

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG5, Class A5, 5.224s, 2037	99,000	93,131

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	1,254,000	1,262,664
Ser. 05-GG4, Class A4, 4.761s, 2039	558,000	497,676

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.946s, 2035	6,382,924	694,143
Ser. 05-RP2, Class 1AS, IO, 5.714s, 2035	21,810,868	2,235,614
Ser. 06-RP2, Class 1AS1, IO, 5.69s, 2036	4,504,120	461,672
Ser. 98-2, IO, 1.035s, 2027	1,320,044	39,189
Ser. 98-4, IO, 0.769s, 2026	1,638,885	45,069
Ser. 98-3, IO, 0.671s, 2027	1,661,479	38,422
Ser. 99-2, IO, 0.524s, 2027	2,199,831	52,246

MORTGAGE-BACKED	Principal
SECURITIES (37.9%)* cont.	amount	Value

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.815s, 2035	$4,085,839	$3,146,096

JPMorgan Chase Commercial
Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.26s, 2051	151,000	103,805
FRB Ser. 07-LD12, Class A3, 6.188s, 2051	991,000	924,954
FRB Ser. 04-PNC1, Class A4, 5.564s, 2041	214,000	215,917
Ser. 05-CB12, Class A4, 4.895s, 2037	562,000	532,541
Ser. 04-C3, Class A5, 4.878s, 2042	532,000	515,923

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	189,000	197,653
Ser. 07-C6, Class A2, 5.845s, 2012	313,000	312,944
FRB Ser. 04-C4, Class A4, 5.399s, 2029	103,000	97,581

MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	115,944	95,146

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.022s, 2050	11,952,000	10,362,287
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	544,000	505,879
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	528,000	506,333

Morgan Stanley Capital I FRB Ser. 08-T29,
Class A3, 6.458s, 2043	634,000	617,098

Nomura Asset Acceptance Corp. 144A IFB
Ser. 04-R3, Class AS, IO, 6.804s, 2035	767,455	104,390

Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	7,802,127	4,837,319
FRB Ser. 05-18, Class 6A1, 5.23s, 2035	5,843,491	4,616,358
Ser. 04-20, Class 1A2, 3.939s, 2035	219,627	157,910

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
6.004s, 2037	42,658,189	4,585,755
Ser. 07-4, Class 1A4, IO, 1s, 2037	45,190,459	1,345,772

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.371s, 2037	7,029,681	676,607

Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1, 0.326s, 2037	572,010	530,126

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043	796,000	762,275

Total mortgage-backed securities (cost $406,898,675)		$493,943,225

PURCHASED OPTIONS OUTSTANDING (4.8%)*	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	$213,467,000	$33,819,577

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	213,467,000	2,135

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	84,411,000	844

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.355% versus the three month USD-LIBOR-BBA maturing November 12, 2019.	Nov-09/5.355	84,411,000	$13,373,235

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 4.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	84,001,000	5,385,392

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 4.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	84,001,000	5,356,094

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	34,320,000	4,200,768

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the right to pay a
fixed rate of 5.03% versus the three month USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	34,320,000	114,628

Total purchased options outstanding (cost $30,983,676)			$62,252,673

ASSET-BACKED SECURITIES (0.2%)*	Principal amount	Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C, 0.396s, 2036	$32,000	$9,220

Argent Securities, Inc. FRB Ser. 06-W4, Class A2C, 0.406s, 2036	100,000	30,671

Fremont Home Loan Trust FRB Ser. 06-2, Class 2A3, 0.416s, 2036	131,000	53,462

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 0.396s, 2036	196,000	53,837

Lehman XS Trust FRB Ser. 07-6, Class 2A1, 0.456s, 2037	356,403	132,149

Long Beach Mortgage Loan Trust FRB Ser. 06-1, Class 2A3, 0.436s, 2036	34,100	15,753

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-RZ2, Class A2, 0.416s, 2036	3,986,839	2,520,351
FRB Ser. 07-RZ1, Class A2, 0.406s, 2037	49,000	26,399

Securitized Asset Backed Receivables, LLC FRB Ser. 07-NC2, Class A2B, 0.386s, 2037	46,000	15,601

Soundview Home Equity Loan Trust FRB Ser. 06-3, Class A3, 0.406s, 2036	196,000	104,674

Total asset-backed securities (cost $5,092,883)		$2,962,117

SHORT-TERM INVESTMENTS (53.7%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	185,691,139	$185,691,139

Federal Home Loan Bank, for an effective yield of 0.23%, October 21, 2009	$25,000,000	24,997,222

Federal Home Loan Bank, for an effective yield of 0.20%, October 22, 2009	16,500,000	16,498,075

Federal Home Loan Bank, for an effective yield of 0.22%, October 23, 2009 ##	80,000,000	79,989,428

Federal Home Loan Discount Note, for an effective yield of 0.21%, March 24, 2010	50,000,000	49,949,250

Federal Home Loan Mortgage Corporation, for an effective yield of 0.20%, October 26, 2009 ##	23,000,000	22,996,806

Freddie Mac Discount Notes, for an effective yield of 0.21%, March 22, 2010	19,600,000	19,580,341

Federal National Mortgage Association, for an effective yield of 0.21%, October 13, 2009 ##	50,000,000	49,996,500

Interest in $175,000,000 joint triparty repurchase agreement dated September 30, 2009 with
Deutsche Bank Securities, Inc. due October 1, 2009 — maturity value of $65,000,144 for an effective yield of 0.08% (collateralized by various mortgage backed securities with a
coupon rate of 7.0% and due dates from May 1, 2037 to February 1, 2038 valued at $178,500,001)	65,000,000	65,000,000

Interest in $204,800,000 joint triparty repurchase agreement dated September 30, 2009 with
Bank of America Sec. LLC. due October 1, 2009 — maturity value of $117,600,196 for an effective yield of 0.06% (collateralized by various mortgage backed securities with a
coupon rate of 5.5% and a due date of June 1, 2035 valued at $208,896,000)	117,600,000	117,600,000

Straight-A Funding, LLC, for an effective yield of 0.23%, December 8, 2009	18,000,000	17,992,188

Straight-A Funding, LLC, for an effective yield of 0.23%, December 14, 2009	31,324,000	31,309,184

U.S. Treasury Bills, for effective yields ranging from 0.30% to 0.63%, November 19, 2009 # ##	7,415,000	7,410,817

U.S. Treasury Bills, for an effective yield of 0.40%, February 11, 2010 # ##	8,960,000	8,946,533

U.S. Treasury Cash Management Bills, for an effective yield of 0.35%, July 15, 2010 #	961,000	958,361

Total short-term investments (cost $698,916,245)		$698,915,844

TOTAL INVESTMENTS

Total investments (cost $2,076,051,616)		$2,207,605,928

Key to holding’s currency abbreviations
FRB	Floating Rate Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $1,302,139,333.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at September 30, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at September 30, 2009.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) disclosures based on the securities valuation inputs.

At September 30, 2009, liquid assets totaling $937,996,352 have been designated as collateral for open forward commitments and futures contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB are the current interest rates at September 30, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2009.

FUTURES CONTRACTS OUTSTANDING at 9/30/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	1,711	$207,672,625	Dec-09	$2,794,763

U.S. Treasury Note 2 yr (Short)	498	108,050,438	Dec-09	(675,167)

U.S. Treasury Note 5 yr (Long)	86	9,984,063	Dec-09	67,381

U.S. Treasury Note 10 yr (Long)	1,112	131,580,875	Dec-09	2,172,433

Total				$4,359,410

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $90,678,452)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	$55,951,000	Aug-11/4.7	$4,851,511

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	55,951,000	Aug-11/4.7	2,391,346

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	50,790,000	Aug-11/4.55	3,993,618

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	50,790,000	Aug-11/4.55	2,397,288

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	46,434,000	Aug-11/4.475	3,470,942

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	46,434,000	Aug-11/4.475	2,295,697

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay a
fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing August 16, 2021.	54,331,000	Aug-11/4.4765	4,900,656

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive a
fixed rate of 4.765% versus the three month USD-LIBOR-BBA maturing August 16, 2021.	54,331,000	Aug-11/4.4765	2,254,193

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	101,580,000	Aug-11/4.49	7,672,337

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	101,580,000	Aug-11/4.49	4,967,262

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	18,952,000	Jul-11/4.52	1,464,042

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	18,952,000	Jul-11/4.52	885,437

Option on an interest rate swap with Citibank, N.A. for the obligation to pay a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	9,476,000	Jul-11/4.5475	745,666

Option on an interest rate swap with Citibank, N.A. for the obligation to receive a
fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	9,476,000	Jul-11/4.5475	435,517

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.23% versus the three month USD-LIBOR-BBA maturing June 9, 2020.	84,001,000	Jun-10/5.23	719,889

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.235% versus the three month USD-LIBOR-BBA maturing June 11, 2020.	84,001,000	Jun-10/5.235	725,769

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	20,208,000	Jul-11/4.525	1,555,851

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	20,208,000	Jul-11/4.46	1,487,947

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	30,312,000	Jul-11/4.745	2,694,448

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.745% versus the three month USD-LIBOR-BBA maturing July 27, 2021.	30,312,000	Jul-11/4.745	1,236,130

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.46% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	20,208,000	Jul-11/4.46	977,067

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.525% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	20,208,000	Jul-11/4.525	939,494

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.32% versus the three month USD-LIBOR-BBA maturing January 9, 2022.	391,998,000	Jan-12/5.32	46,826,411

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.32% versus the three month USD-LIBOR-BBA maturing January 9, 2022.	391,998,000	Jan-12/5.32	13,530,289

WRITTEN OPTIONS OUTSTANDING at 9/30/09 (premiums received $90,678,452) cont.	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	$1,473,000	May-12/5.51	$188,829

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing May 14, 2022.	1,473,000	May-12/5.51	50,944

Total			$113,658,580

TBA SALE COMMITMENTS OUTSTANDING at 9/30/09 (proceeds receivable $43,090,352)	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, October 1, 2039	$13,000,000	10/14/09	$13,598,203

FNMA, 5s, October 1, 2039	17,000,000	10/14/09	17,557,813

FNMA, 4 1/2s, October 1, 2039	12,000,000	10/14/09	12,153,750

Total			$43,309,766

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$95,668,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$2,687,828

	59,300,000	—	7/18/13	4.14688%	3 month USD-LIBOR-	(4,550,350)
					BBA

	429,688,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	11,433,091

	131,167,000	—	9/15/10	3.08%	3 month USD-LIBOR-	(3,279,962)
					BBA

	107,524,000	335,632	10/1/18	3 month USD-LIBOR-BBA	4.30%	10,460,590

	129,359,000	729,020	10/14/18	3 month USD-LIBOR-BBA	4.30%	12,750,226

	105,890,000	264,407	10/14/38	4.25%	3 month USD-LIBOR-	(7,764,923)
					BBA

	155,766,000	141,599	10/20/10	3 month USD-LIBOR-BBA	3.00%	5,900,657

	139,701,000	4,253,895	7/15/19	5.89%	3 month USD-LIBOR-	(26,361,689)
					BBA

	78,761,000	—	10/26/12	4.6165%	3 month USD-LIBOR-	(7,839,462)
					BBA

	50,776,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	1,534,666

	31,407,000	—	9/16/38	4.66%	3 month USD-LIBOR-	(4,113,964)
					BBA

	5,601,000	—	5/8/28	4.95%	3 month USD-LIBOR-	(943,778)
					BBA

Barclays Bank PLC	1,000,000	—	11/12/10	3 month USD-LIBOR-BBA	2.4225%	27,746

	98,085,000	—	12/9/20	3 month USD-LIBOR-BBA	2.91875%	(5,000,189)

	8,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.632%	235,425

Citibank, N.A.	16,329,000	—	7/17/19	3.8675%	3 month USD-LIBOR-	(706,315)
					BBA

	57,784,000	—	7/28/19	3.895%	3 month USD-LIBOR-	(2,569,081)
					BBA

	13,300,000	—	8/6/19	3.8425%	3 month USD-LIBOR-	(518,679)
					BBA

	22,100,000	—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	674,231

	323,600,000	—	8/14/11	1.61125%	3 month USD-LIBOR-	(2,832,791)
					BBA

	113,250,000	—	8/14/14	3 month USD-LIBOR-BBA	3.10%	2,936,305

	112,563,000	—	9/16/10	3.175%	3 month USD-LIBOR-	(2,919,884)
					BBA

	320,651,000	—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	14,870,526

	19,898,000	(5,730)	11/3/10	2.7%	3 month USD-LIBOR-	(641,833)
					BBA

	233,098,000	—	2/24/16	2.77%	3 month USD-LIBOR-	2,478,424
					BBA

	121,371,000	—	8/17/19	3.8475%	3 month USD-LIBOR-	(4,645,172)
					BBA

	13,982,000	—	8/27/19	3 month USD-LIBOR-BBA	3.6875%	328,622

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.	$176,249,800	$—	9/22/11	1.3675%	3 month USD-LIBOR-	$(348,892)
					BBA

	25,483,000	—	9/30/19	3 month USD-LIBOR-BBA	3.425%	(64,796)

	108,191,000	—	3/27/14	3 month USD-LIBOR-BBA	2.335%	(720,445)

	148,245,000	—	3/30/11	3 month USD-LIBOR-BBA	1.535%	1,297,854

	27,346,000	—	4/6/39	3.295%	3 month USD-LIBOR-	2,656,343
					BBA

	48,100,000	—	5/11/39	3.8425%	3 month USD-LIBOR-	34,169
					BBA

Credit Suisse	16,826,000	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	457,894
International

	1,396,000	—	10/9/10	3 month USD-LIBOR-BBA	2.81%	48,164

	240,802,000	168,935	10/31/13	3.80%	3 month USD-LIBOR-	(17,062,689)
					BBA

	30,000,000	—	12/5/20	3 month USD-LIBOR-BBA	3.01%	(1,251,959)

	161,000,000	—	7/30/19	3 month USD-LIBOR-BBA	3.87%	6,777,748

	50,770,000	—	8/5/19	3 month USD-LIBOR-BBA	3.903%	2,251,862

	24,500,000	—	8/13/19	3 month USD-LIBOR-BBA	3.9675%	1,202,743

	48,368,000	—	8/25/19	3.8475%	3 month USD-LIBOR-	(1,813,967)
					BBA

	43,449,000	—	8/28/19	3 month USD-LIBOR-BBA	3.6825%	1,002,994

	6,000,000	—	12/11/18	3 month USD-LIBOR-BBA	2.9275%	(166,985)

	28,865,000	—	6/30/38	2.71%	3 month USD-LIBOR-	5,917,543
					BBA

	34,181,000	—	1/13/14	2.095%	3 month USD-LIBOR-	358,701
					BBA

	96,232,000	—	1/16/19	3 month USD-LIBOR-BBA	2.32%	(8,026,152)

	622,583,000	—	1/22/14	2.03719%	3 month USD-LIBOR-	8,617,394
					BBA

	130,969,000	—	2/5/14	2.475%	3 month USD-LIBOR-	(495,437)
					BBA

	42,595,000	—	2/5/29	3 month USD-LIBOR-BBA	3.35%	(2,829,417)

	90,590,000	—	9/24/24	3.975%	3 month USD-LIBOR-	(2,317,961)
					BBA

	24,600,000	—	4/28/39	3.50375%	3 month USD-LIBOR-	1,500,729
					BBA

	7,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.592%	181,520

	8,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.632%	235,425

	48,000,000	—	6/23/19	3 month USD-LIBOR-BBA	4.054%	3,046,156

Deutsche Bank AG	42,431,000	—	4/21/14	2.51%	3 month USD-LIBOR-	(412,347)
					BBA

	54,773,000	—	4/30/19	3.145%	3 month USD-LIBOR-	567,895
					BBA

	233,871,000	—	5/12/11	1.43%	3 month USD-LIBOR-	(2,587,604)
					BBA

	8,000,000	—	5/28/19	3 month USD-LIBOR-BBA	3.592%	207,452

	4,000,000	—	6/9/19	3 month USD-LIBOR-BBA	4.195%	309,050

	24,412,000	—	7/27/19	3.755%	3 month USD-LIBOR-	(790,998)
					BBA

	20,224,000	—	7/28/19	3.895%	3 month USD-LIBOR-	(899,161)
					BBA

	15,400,000	—	8/11/19	4.18%	3 month USD-LIBOR-	(1,042,459)
					BBA

	319,758,000	—	9/24/10	3 month USD-LIBOR-BBA	3.395%	8,935,509

	344,828,000	—	11/25/13	3 month USD-LIBOR-BBA	2.95409%	11,176,981

	116,414,000	—	12/5/13	2.590625%	3 month USD-LIBOR-	(1,861,078)
					BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.	$26,861,000	$—	12/16/28	3 month USD-LIBOR-BBA	2.845%	$(3,541,757)

	203,691,000	—	12/22/18	3 month USD-LIBOR-BBA	2.29%	(16,754,572)

	95,167,000	—	12/30/13	2.15633%	3 month USD-LIBOR-	488,885
					BBA

	212,862,000	—	1/22/29	3 month USD-LIBOR-BBA	2.8875%	(27,742,644)

	124,517,000	—	1/22/14	2.055%	3 month USD-LIBOR-	1,628,336
					BBA

	52,731,000	—	1/28/29	3 month USD-LIBOR-BBA	3.1785%	(4,740,717)

	27,748,000	—	8/26/19	3 month USD-LIBOR-BBA	3.73%	756,119

	153,543,000	—	1/30/11	1.45%	3 month USD-LIBOR-	(1,450,560)
					BBA

	281,150,000	—	2/3/14	2.44%	3 month USD-LIBOR-	(685,813)
					BBA

	118,196,000	—	2/3/24	3 month USD-LIBOR-BBA	3.27%	(5,780,194)

	134,474,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(9,424,809)

	376,784,000	—	2/5/14	2.44661%	3 month USD-LIBOR-	(964,075)
					BBA

	68,402,000	—	2/6/14	2.5529%	3 month USD-LIBOR-	(482,109)
					BBA

	35,854,000	—	2/6/29	3 month USD-LIBOR-BBA	3.42575%	(2,003,102)

	43,000,000	—	2/6/14	2.5675%	3 month USD-LIBOR-	(330,261)
					BBA

	20,000,000	—	2/9/14	2.525%	3 month USD-LIBOR-	(109,526)
					BBA

	19,000,000	—	2/10/14	2.55%	3 month USD-LIBOR-	(124,483)
					BBA

	51,405,000	—	2/25/14	2.4675%	3 month USD-LIBOR-	(88,080)
					BBA

	15,000,000	—	3/10/16	3 month USD-LIBOR-BBA	2.845%	(111,398)

	5,000,000	—	3/11/16	3 month USD-LIBOR-BBA	2.892%	(23,496)

	10,400,000	—	3/11/16	3 month USD-LIBOR-BBA	2.938%	(20,215)

	418,711,000	—	3/20/11	3 month USD-LIBOR-BBA	1.43%	3,176,402

	170,100,000	—	3/23/11	3 month USD-LIBOR-BBA	1.45%	1,326,425

	8,000,000	—	3/24/14	2.297%	3 month USD-LIBOR-	63,591
					BBA

	673,000,000	—	3/30/14	2.36%	3 month USD-LIBOR-	3,978,972
					BBA

	309,000,000	—	3/30/21	3 month USD-LIBOR-BBA	3.125%	(13,352,212)

	36,578,900	—	9/22/19	3.6875%	3 month USD-LIBOR-	(765,579)
					BBA

	29,711,400	—	9/28/19	3 month USD-LIBOR-BBA	3.5525%	256,185

	96,004,000	258,467	10/2/39	3 month USD-LIBOR-BBA	3.91%	—

	595,981,000	(938,774)	10/2/29	3.85%	3 month USD-LIBOR-	—
					BBA

	333,274,000	116,143	10/2/19	3 month USD-LIBOR-BBA	3.45%	—

	460,182,000	99,956	10/2/11	3 month USD-LIBOR-BBA	1.29%	—

Goldman Sachs	1,415,000	—	7/31/14	3 month USD-LIBOR-BBA	3.075%	37,018
International

	193,000,000	—	8/12/11	1.735%	3 month USD-LIBOR-	(2,187,534)
					BBA

	52,000,000	—	8/12/14	3 month USD-LIBOR-BBA	3.2575%	1,747,027

	114,309,100	—	9/22/14	2.83%	3 month USD-LIBOR-	(1,101,386)
					BBA

	48,822,900	—	9/29/14	3 month USD-LIBOR-BBA	2.6925%	119,318

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

			Upfront	Termi-			Unrealized
Swap	Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.	$12,985,000		$—	3/11/38	5.0025%	3 month USD-LIBOR-	$(2,474,204)
						BBA
	522,558,000		—	3/22/10	3 month USD-LIBOR-BBA	2.23%	4,979,124

	172,502,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	1,701,022

	159,447,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	4,488,870

	8,000,000		—	5/28/19	3 month USD-LIBOR-BBA	3.592%	207,452

	310,148,000		—	5/28/11	3 month USD-LIBOR-BBA	1.3375%	2,648,221

	61,069,000	E	—	6/9/20	4.73%	3 month USD-LIBOR-	(4,941,093)
						BBA

	6,000,000		—	6/9/19	3 month USD-LIBOR-BBA	4.207%	469,859

	153,981,000		—	6/9/11	3 month USD-LIBOR-BBA	1.7675%	2,569,975

	79,565,000		—	6/10/11	3 month USD-LIBOR-BBA	1.81%	1,391,969

	81,179,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	2,336,532

	40,664,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	1,240,128

	362,476,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	10,832,053

	315,948,000		—	8/28/18	5.395%	3 month USD-LIBOR-	(52,079,035)
						BBA

	61,069,000	E	—	6/11/20	4.735%	3 month USD-LIBOR-	(4,953,917)
						BBA

	82,489,000		—	6/16/19	4.09%	3 month USD-LIBOR-	(5,556,150)
						BBA

	29,274,000		—	6/19/19	3 month USD-LIBOR-BBA	3.8725%	1,408,694

	50,955,000		(184,858)	11/3/38	4.35%	3 month USD-LIBOR-	(4,848,253)
						BBA

	301,535,000		(886,988)	11/4/18	3 month USD-LIBOR-BBA	4.45%	30,193,699

	121,300,000		—	7/30/11	1.46%	3 month USD-LIBOR-	(798,664)
						BBA

	48,026,000		—	8/3/14	3 month USD-LIBOR-BBA	3.061%	1,204,483

	33,300,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	562,221

	32,900,000		—	8/7/19	4.015%	3 month USD-LIBOR-	(1,771,247)
						BBA

	33,700,000		—	8/10/19	4.02%	3 month USD-LIBOR-	(1,817,584)
						BBA

	193,000,000		—	8/12/11	1.735%	3 month USD-LIBOR-	(2,187,534)
						BBA

	52,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.26%	1,753,444

	158,700,000		—	8/13/11	1.67589%	3 month USD-LIBOR-	(1,597,483)
						BBA

	43,300,000		—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	1,224,879

	16,856,000		—	1/27/29	3 month USD-LIBOR-BBA	3.135%	(1,617,337)

	41,321,000		—	3/6/39	3.48%	3 month USD-LIBOR-	3,173,764
						BBA

	61,303,300		—	9/10/19	3.66%	3 month USD-LIBOR-	(1,216,190)
						BBA

	49,500,000		—	9/14/19	3 month USD-LIBOR-BBA	3.505%	296,189

	22,869,000		(135,205)	9/16/39	4.00%	3 month USD-LIBOR-	(467,577)
						BBA

	28,500,000		—	9/21/19	3 month USD-LIBOR-BBA	3.575%	322,106

	189,539,400		—	9/22/11	1.335%	3 month USD-LIBOR-	(254,249)
						BBA

	160,000,000		—	3/23/16	2.6125%	3 month USD-LIBOR-	3,632,600
						BBA

	189,000,000		—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	1,502,330

	453,980,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	5,122,312

	190,580,000		—	4/3/13	3 month USD-LIBOR-BBA	1.963%	684,204

	73,550,000		—	4/3/14	3 month USD-LIBOR-BBA	2.203%	(253,464)

	90,080,000		—	4/9/11	3 month USD-LIBOR-BBA	1.5025%	1,252,512

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/09 cont.

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,	$3,603,000	$—	4/9/19	3 month USD-LIBOR-BBA	3.1125%	$(40,654)
N.A. cont.

	1,000,000	—	5/11/19	3 month USD-LIBOR-BBA	3.4%	10,629

Morgan Stanley	22,400,000	—	7/30/19	3 month USD-LIBOR-BBA	3.87%	942,991
Capital Services, Inc.

Total						$(73,206,573)

E See Note 1 to the financial statements regarding extended effective dates.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for finan-cial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of September 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$2,962,117	$—

Mortgage-backed securities	—	478,041,496	15,901,729

Purchased options outstanding	—	62,252,673	—

U.S. Government Agency Obligations	—	10,402,360

U.S. Government and agency mortgage obligations	—	884,646,763	—

U.S Treasury obligations	—	54,482,946	—

Short-term investments	185,691,139	513,224,705	—

Totals by level	$185,691,139	$2,006,013,060	$15,901,729

	Level 1	Level 2	Level 3

Other financial instruments:	$4,359,410	$(234,391,418)	$(500,129)

Other financial instruments include futures, written options, TBA sale commitments, swaps, forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of September 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
Investments in securities:	2008	premiums	(loss)	(depreciation)†	sales	Level 3	2009

Mortgage-backed securities	$—	$—	$—	$1,714,133	$14,187,596	$—	$15,901,729

Totals:	$—	$—	$—	$1,714,133	$14,187,596	$—	$15,901,729

† Includes $1,714,133 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	September 30,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	September 30,
	2008††	premiums	(loss)	(depreciation)†	sales	Level 3	2009††

Other financial instruments:	$(515,966)	$—	$—	$15,837	$—	$—	$(500,129)

† Includes $15,837 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount receivable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/09

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,890,360,477)	$2,021,914,789
Affiliated issuers (identified cost $185,691,139) (Note 7)	185,691,139

Cash	725,282

Interest and other receivables	8,687,560

Receivable for shares of the fund sold	4,959,046

Receivable for investments sold	217,007,190

Receivable for sales of delayed delivery securities (Note 1)	43,166,365

Unrealized appreciation on swap contracts (Note 1)	222,833,003

Premium paid on swap contracts (Note 1)	2,151,555

Total assets	2,707,135,929

LIABILITIES

Payable for variation margin (Note 1)	495,104

Payable for investments purchased	303,223,563

Payable for purchases of delayed delivery securities (Note 1)	633,478,696

Payable for shares of the fund repurchased	1,754,134

Payable for compensation of Manager (Note 2)	1,418,168

Payable for investor servicing fees (Note 2)	186,035

Payable for custodian fees (Note 2)	92,815

Payable for Trustee compensation and expenses (Note 2)	351,176

Payable for administrative services (Note 2)	4,225

Payable for distribution fees (Note 2)	812,803

Payable for receivable purchase agreement (Note 2)	500,129

Interest payable (Note 2)	3,030,917

Written options outstanding, at value (premiums
received $90,678,452) (Notes 1 and 3)	113,658,580

Premium received on swap contracts (Note 1)	6,368,054

Unrealized depreciation on swap contracts (Note 1)	296,039,576

TBA sales commitments, at value (proceeds
receivable $43,090,352) (Note 1)	43,309,766

Other accrued expenses	272,855

Total liabilities	1,404,996,596

Net assets	$1,302,139,333

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1 and 4)	$1,232,031,086

Undistributed net investment income (Note 1)	30,040,286

Accumulated net realized loss on investments (Note 1)	(50,692)

Net unrealized appreciation of investments	40,118,653

Total — Representing net assets applicable
to capital shares outstanding	$1,302,139,333

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($1,129,477,085 divided by 77,897,631 shares)	$14.50

Offering price per class A share (100/96.00 of $14.50)*	$15.10

Net asset value and offering price per class B share
($68,376,615 divided by 4,736,156 shares)**	$14.44

Net asset value and offering price per class C share
($56,170,650 divided by 3,890,578 shares)**	$14.44

Net asset value and redemption price per class M share
($28,103,851 divided by 1,938,901 shares)	$14.49

Offering price per class M share (100/96.75 of $14.49)***	$14.98

Net asset value, offering price and redemption price per
class R share ($3,895,330 divided by 270,578 shares)	$14.40

Net asset value, offering price and redemption price per
class Y share ($16,115,802 divided by 1,117,493 shares)	$14.42

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/09

INVESTMENT INCOME

Interest (including interest income of $235,234 from
investments in affiliated issuers) (Note 7)	$70,943,124

Total investment income	70,943,124

EXPENSES

Compensation of Manager (Note 2)	6,046,781

Investor servicing fees (Note 2)	2,273,241

Custodian fees (Note 2)	135,384

Trustee compensation and expenses (Note 2)	86,338

Administrative services (Note 2)	52,845

Distribution fees — Class A (Note 2)	2,597,288

Distribution fees — Class B (Note 2)	704,430

Distribution fees — Class C (Note 2)	373,996

Distribution fees — Class M (Note 2)	128,700

Distribution fees — Class R (Note 2)	15,107

Interest expense (Note 2)	3,030,917

Other	643,177

Fees waived and reimbursed by Manager (Note 2)	(630,231)

Total expenses	15,457,973

Expense reduction (Note 2)	(33,635)

Net expenses	15,424,338

Net investment income	55,518,786

Net realized gain on investments (Notes 1 and 3)	167,377,247

Net realized gain on swap contracts (Note 1)	10,260,799

Net realized loss on futures contracts (Note 1)	(57,022,905)

Net realized gain on written options (Notes 1 and 3)	6,277,329

Net unrealized appreciation of investments, futures
contracts, swap contracts, written options,
receivable purchase agreements and
TBA sale commitments during the year	33,429,591

Net gain on investments	160,322,061

Net increase in net assets resulting from operations	$215,840,847

Statement of changes in net assets

INCREASE IN NET ASSETS
	Year ended	Year ended
	9/30/09	9/30/08

Operations:

Net investment income	$55,518,786	$69,835,835

Net realized gain (loss) on investments	126,892,470	(93,857,568)

Net unrealized appreciation of investments	33,429,591	31,392,871

Net increase in net assets resulting
from operations	215,840,847	7,371,138

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(49,318,989)	(48,767,107)

Class B	(2,962,252)	(3,652,048)

Class C	(1,496,861)	(984,611)

Class M	(1,199,136)	(1,249,682)

Class R	(135,824)	(77,156)

Class Y	(617,605)	(541,446)

Increase in capital from settlement payments	32,952	—

Redemption fees (Note 1)	9,391	23,606

Increase (decrease) from capital share
transactions (Note 4)	(73,756,566)	162,007,820

Total increase in net assets	86,395,957	114,130,514

NET ASSETS

Beginning of year	1,215,743,376	1,101,612,862

End of year (including undistributed net
investment income of $30,040,286 and
$32,588,826, respectively)	$1,302,139,333	$1,215,743,376

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of expenses	Ratio of net
			Net realized and	Total from	From net				Net asset	Total return	Net assets,	of expenses	to average net assets	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	investment	Total	Redemption	Non-recurring	value, end of	at net asset	end of period	to average	excluding interest	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) a	on investments	operations	income	distributions	fees b	reimbursements	period	value (%) [c]	(in thousands)	net assets (%) d	expense (%) d	net assets (%)	turnover (%) e

Class A
September 30, 2009	$12.68	.62	1.82	2.44	(.62)	(.62)	—	— f	$14.50	19.92	$1,129,477	1.23 g,h	.98 g	4.73 g	604.28
September 30, 2008	13.17	.73	(.63) i	.10	(.59)	(.59)	—	—	12.68	.60 i	1,057,520	.96 g	.96 g	5.47 g	270.58
September 30, 2007	13.03	.57	.12	.69	(.55)	(.55)	—	—	13.17	5.41	968,106	.99 g	.99 g	4.37 g	252.54
September 30, 2006	13.15	.52	(.10)	.42	(.54)	(.54)	—	—	13.03	3.30	1,068,197	.94 j	.94 j	4.02 j	579.42
September 30, 2005	13.24	.37	(.05)	.32	(.41)	(.41)	—	—	13.15	2.43	1,255,038.94		.94	2.83	781.82

Class B
September 30, 2009	$12.62	.51	1.84	2.35	(.53)	(.53)	—	— f	$14.44	19.15	$68,377	1.94 g,h	1.69 g	3.97 g	604.28
September 30, 2008	13.10	.63	(.62) i	.01	(.49)	(.49)	—	—	12.62	(0.6) i	85,571	1.67 g	1.67 g	4.78 g	270.58
September 30, 2007	12.96	.47	.12	.59	(.45)	(.45)	—	—	13.10	4.63	84,146	1.74 g	1.74 g	3.62 g	252.54
September 30, 2006	13.08	.42	(.10)	.32	(.44)	(.44)	—	—	12.96	2.52	132,827	1.69 j	1.69 j	3.29 j	579.42
September 30, 2005	13.17	.27	(.05)	.22	(.31)	(.31)	—	—	13.08	1.64	205,275	1.69	1.69	2.07	781.82

Class C
September 30, 2009	$12.66	.53	1.77	2.30	(.52)	(.52)	—	— f	$14.44	18.75	$56,171	1.98 g,h	1.73 g	4.05 g	604.28
September 30, 2008	13.15	.63	(.63) i	—	(.49)	(.49)	—	—	12.66	(.13) i	29,635	1.71 g	1.71 g	4.73 g	270.58
September 30, 2007	13.01	.47	.12	.59	(.45)	(.45)	—	—	13.15	4.62	16,713	1.74 g	1.74 g	3.62 g	252.54
September 30, 2006	13.13	.43	(.11)	.32	(.44)	(.44)	—	—	13.01	2.50	15,985	1.69 j	1.69 j	3.28 j	579.42
September 30, 2005	13.22	.27	(.05)	.22	(.31)	(.31)	—	—	13.13	1.64	19,784	1.69	1.69	2.08	781.82

Class M
September 30, 2009	$12.68	.58	1.82	2.40	(.59)	(.59)	—	— f	$14.49	19.57	$28,104	1.47 g,h	1.22 g	4.48 g	604.28
September 30, 2008	13.16	.70	(.63) i	.07	(.55)	(.55)	—	—	12.68	.42 i	27,627	1.20 g	1.20 g	5.23 g	270.58
September 30, 2007	13.02	.54	.11	.65	(.51)	(.51)	—	—	13.16	5.12	27,563	1.24 g	1.24 g	4.12 g	252.54
September 30, 2006	13.13	.49	(.10)	.39	(.50)	(.50)	—	—	13.02	3.10	31,087	1.19 j	1.19 j	3.78 j	579.42
September 30, 2005	13.23	.34	(.07)	.27	(.37)	(.37)	—	—	13.13	2.08	39,845	1.19	1.19	2.58	781.82

Class R
September 30, 2009	$12.64	.59	1.76	2.35	(.59)	(.59)	—	— f	$14.40	19.20	$3,895	1.48 g,h	1.23 g	4.54 g	604.28
September 30, 2008	13.16	.70	(.67) i	.03	(.55)	(.55)	—	—	12.64	.12 i	2,651	1.21 g	1.21 g	5.22 g	270.58
September 30, 2007	13.02	.54	.12	.66	(.52)	(.52)	—	—	13.16	5.16	627	1.24 g	1.24 g	4.12 g	252.54
September 30, 2006	13.14	.48	(.09)	.39	(.51)	(.51)	—	—	13.02	3.04	396	1.19 j	1.19 j	3.73 j	579.42
September 30, 2005	13.24	.35	(.07)	.28	(.38)	(.38)	—	—	13.14	2.14	166	1.19	1.19	2.60	781.82

Class Y
September 30, 2009	$12.64	.65	1.78	2.43	(.65)	(.65)	—	— f	$14.42	19.97	$16,116	.98 g,h	.73 g	4.99 g	604.28
September 30, 2008	13.13	.77	(.64) i	.13	(.62)	(.62)	—	—	12.64	.87 i	12,740	.71 g	.71 g	5.76 g	270.58
September 30, 2007	13.00	.60	.11	.71	(.58)	(.58)	—	—	13.13	5.64	4,458	.74 g	.74 g	4.62 g	252.54
September 30, 2006	13.12	.55	(.09)	.46	(.58)	(.58)	—	—	13.00	3.60	4,542	.69 j	.69 i	4.23 j	579.42
September 30, 2005	13.22	.40	(.06)	.34	(.44)	(.44)	—	—	13.12	2.64	12,603.69		.69	3.05	781.82

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear, Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

September 30, 2009	0.05%

September 30, 2008	0.01

September 30, 2007	0.01

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.25% of average net assets as of September 30, 2009 (Note 2).

i Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.02 per share.

j Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets for the period ended September 30, 2006.

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 9/30/09

Note 1: Significant accounting policies

Putnam U.S. Government Income Trust (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income as is consistent with preservation of capital by investing mainly in securities which have short to long-term maturities and are backed by the full faith and credit of the United States or by the credit of the issuing U.S. government agency. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, November 16, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $994,000,000 on purchased options contracts for the year ended September 30, 2009. See Note 3 for the volume of written options contracts activity for the year ended September 30, 2009. The fund had an average contract amount of approximately $6,000 on futures contracts for the year ended September 30, 2009.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $342,200,000 on total return swap contracts for the year ended September 30, 2009.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $13,686,000,000 on interest rate swap contracts for the year ended September 30, 2009.

I) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $24,540,180 at September 30, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At September 30, 2009, the fund had a net liability position of $129,771,970 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $57,133,022.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

N) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities, Descap securities and unpaid Lehman interest expense. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2009, the fund reclassified $2,336,659 to decrease undistributed net investment income and $55,164 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $2,391,823.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2009 were as follows:

Unrealized appreciation	$163,791,600
Unrealized depreciation	(34,807,481)

Net unrealized appreciation	128,984,119
Undistributed ordinary income	45,358,719
Undistributed long-term gain	6,878,913

Cost for federal income tax purposes	$2,078,621,809

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.57% of the first $500 million of average net assets, 0.475% of the next $500 million, 0.4275% of the next $500 million and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

During the year ended September 30, 2009, the fund’s expenses were reduced by $438,480 as a result of the lower of the limits specified above.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended September 30, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.412% of the fund’s average net assets. During the year ended September 30, 2009, the fund’s expenses were reduced by $191,751 as a result of this limit.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate,

$2,002,118 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $80,893,884 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the year ended September 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended September 30, 2009, the fund’s expenses were reduced by $33,635 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,037, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class C and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% on the assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% on all other class of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i)  0.40% on the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% on all other net assets of Putnam U.S. Government Income Trust attributable to class M shares.

For the year ended September 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $101,987 and $2,229 from the sale of class A and class M shares, respectively, and received $57,317 and $16,959 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $103 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2009, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $5,764,836,435 and $5,940,333,609, respectively.

Written option transactions during the year ended September 30, 2009 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$1,134,074,000	$42,693,870

Options opened	984,486,000	58,515,807

Options exercised	(139,701,000)	(4,253,895)

Options expired	(207,431,000)	(6,277,330)

Options closed	—	—

Written options outstanding
at end of year	$1,771,428,000	$90,678,452

Note 4: Capital shares

At September 30, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/09		Year ended 9/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	12,016,952	$155,636,783	12,320,876	$164,379,155

Shares issued in
connection with
reinvestment of
distributions	3,165,171	41,148,936	3,074,412	40,853,991

Shares issued in
connection with
the merger of
Putnam Limited	—	—	14,353,931	190,464,106
Duration
Government
Income Fund

	15,182,123	196,785,719	29,749,219	395,697,252

Shares
repurchased	(20,698,125)	(264,938,144)	(19,867,682)	(264,563,396)

Net increase
(decrease)	(5,516,002)	$(68,152,425)	9,881,537	$131,133,856

	Year ended 9/30/09		Year ended 9/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	1,158,174	$14,725,960	1,437,626	$19,150,863

Shares issued in
connection with
reinvestment of
distributions	204,001	2,625,365	242,106	3,203,994

Shares issued in
connection with
the merger of
Putnam Limited	—	—	2,993,258	39,516,692
Duration
Government
Income Fund

	1,362,175	17,351,325	4,672,990	61,871,549

Shares
repurchased	(3,408,850)	(43,592,655)	(4,315,887)	(57,376,266)

Net increase
(decrease)	(2,046,675)	$(26,241,330)	357,103	$4,495,283

	Year ended 9/30/09		Year ended 9/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	2,482,798	$33,209,665	1,062,851	$14,140,949

Shares issued in
connection with
reinvestment of
distributions	90,771	1,189,170	57,242	759,916

Shares issued in
connection with
the merger of
Putnam Limited
Duration
Government
Income Fund	—	—	719,197	9,531,515

	2,573,569	34,398,835	1,839,290	24,432,380

Shares
repurchased	(1,024,447)	(13,367,776)	(769,055)	(10,243,688)

Net increase	1,549,122	$21,031,059	1,070,235	$14,188,692

	Year ended 9/30/09		Year ended 9/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	201,378	$2,617,999	120,965	$1,616,644

Shares issued in
connection with
reinvestment of
distributions	25,245	327,718	24,180	321,482

Shares issued in
connection with
the merger of
Putnam Limited	—	—	392,770	5,209,943
Duration
Government
Income Fund

	226,623	2,945,717	537,915	7,148,069

Shares
repurchased	(466,236)	(5,921,219)	(453,873)	(6,046,001)

Net increase
(decrease)	(239,613)	$(2,975,502)	84,042	$1,102,068

	Year ended 9/30/09		Year ended 9/30/08

Class R	Shares	Amount	Shares	Amount

Shares sold	165,026	$2,119,955	173,439	$2,317,351

Shares issued in
connection with
reinvestment of
distributions	10,044	130,975	5,793	76,827

Shares issued in
connection with
the merger of
Putnam Limited
Duration
Government
Income Fund	—	—	30,271	401,462

	175,070	2,250,930	209,503	2,795,640

Shares
repurchased	(114,190)	(1,444,590)	(47,462)	(633,214)

Net increase	60,880	$806,340	162,041	$2,162,426

	Year ended 9/30/09		Year ended 9/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	539,213	$7,435,807	655,227	$8,769,529

Shares issued in
connection with
reinvestment of
distributions	45,658	590,260	40,800	540,729

Shares issued in
connection with
the merger of
Putnam Limited
Duration
Government
Income Fund	—	—	318,258	4,211,379

	584,871	8,026,067	1,014,285	13,521,637

Shares
repurchased	(475,168)	(6,250,775)	(345,995)	(4,596,142)

Net increase	109,703	$1,775,292	668,290	$8,925,495

Note 5: Acquisition of Putnam Limited Duration Government
Income Fund

On November 12, 2007, the fund issued 14,353,931, 2,993,258, 719,197, 392,770, 30,271 and 318,258 of class A, class B, class C, class M, class R and class Y shares to acquire Putnam Limited Duration Government Income Fund net assets in a tax-free exchange approved by the Trustees and shareholders. The net assets of the fund and Putnam Limited Duration Government Income Fund on November 12, 2007, the valuation date, were $1,102,795,519 and $249,335,097, respectively. On November 12, 2007, Putnam Limited Duration Government Income Fund had net investment income of $2,251,308, accumulated net realized gains of $174,509 and unrealized depreciation of $8,306,662. The aggregate net assets of the fund immediately following the acquisition were $1,352,130,616.

Information presented in the September 30, 2008 Statement of changes in net assets reflect only operations of Putnam U.S. Government Income Trust.

Note 6: Summary of derivative activity
The following is a summary of the market values of derivative instruments as of September 30, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

	Investments, Receivables,	$290,739,764*	Payables, Net assets —	$415,209,333*
Interest rate contracts	Net assets — Unrealized		Unrealized appreciation/
	appreciation/(depreciation)		(depreciation)

Total		$290,739,764		$415,209,333

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the year ended September 30, 2009 (see Note 1):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(7,353,667)	$(7,353,667)

Interest rate contracts	81,617,127	(57,022,905)	17,614,466	42,208,688

Total	$81,617,127	$(57,022,905)	$10,260,799	$34,855,021

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$1,503,650	$1,503,650

Interest rate contracts	8,467,666	17,414,685	(69,670,710)	(43,788,359)

Total	$8,467,666	$17,414,685	$(68,167,060)	$(42,284,709)

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $235,234 for the year ended September 30, 2009. During the year ended September 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $190,699,526 and $5,008,387, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held on November 19, 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $6,878,913 as a capital gain dividend with respect to the taxable year ended September 30, 2009, or, if subsequently determined to be different, the net capital gain of such year.

For the tax year ended September 30, 2009, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $54,228,335 of distributions paid as qualifying to be taxed as interest-related dividends, and $— to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency.
Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
   Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation

Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
   Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Robert L. Reynolds	Vice President, Clerk and
Management, LLC	President	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Wanda M. McManus
	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
Marketing Services	Executive Officer, Associate Treasurer	and Assistant Clerk
Putnam Retail Management	and Compliance Liaison
One Post Office Square		Nancy E. Florek
Boston, MA 02109	Jonathan S. Horwitz	Vice President, Assistant Clerk, Assistant
	Senior Vice President and Treasurer	Treasurer and Proxy Manager
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP
Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting
Accounting Firm	Officer and Assistant Treasurer
KPMG LLP
Susan G. Malloy
Trustees	Vice President and Assistant Treasurer
John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief Legal Officer
Robert E. Patterson
George Putnam, III	Robert R. Leveille
Robert L. Reynolds	Vice President and
W. Thomas Stephens	Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN038 258491 11/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2009	$89,093	$--	$4,300	$-
September 30, 2008	$90,725	$--	$4,450	$-

For the fiscal years ended September 30, 2009 and September 30, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 4,300 and $ 73,183 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2009	$ -	$ -	$ -	$ -
September 30, 2008	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 25, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 25, 2009